FIFTH AMENDMENT TO CREDIT AGREEMENT


                  FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 23, 2004, among TASTY BAKING COMPANY (the "Company"), the direct and indirect subsidiaries of the Company parties hereto (together with the Company, the "Borrowers"), the several banks and other financial institutions parties hereto (individually, the "Bank"; collectively, the "Banks") and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Banks (in such capacity, the "Agent").

                  WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement dated as of January 31, 2002, as amended by the First Amendment to Credit Agreement dated as of January 29, 2003, the Second Amendment to Credit Agreement dated as of March 18, 2003, the Third Amendment to Credit Agreement dated as of July 28, 2003 and the Fourth Amendment to Credit Agreement dated as of November 7, 2003 (as heretofore so amended, supplemented or otherwise modified, the "Credit Agreement"); and

                  WHEREAS, the Borrowers, the Agent, and the Banks have agreed to amend the Credit Agreement by (i) reducing the total Revolver Commitments and the total 364 Day Commitments, (ii) requiring the Borrowers to grant a security interest in the Collateral (as defined herein) to the Agent, for the benefit of the Banks, (iii) modifying certain interest rates and fees and (iv) amending certain financial covenants, all on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows effective as of the date set forth above:

                    (a) The total Revolver Commitments and the total 364 Day Commitments are each hereby reduced from $25,000,000 and $15,000,000, respectively, to $20,000,000 and $10,000,000, and each Bank's respective Revolver Commitment and 364 Day Commitment are reduced to the amount set forth on the revised Schedule I attached hereto which shall be substituted for the
Schedule I now attached to the Credit Agreement. On or before the effective date of such reduction, the Borrowers shall repay outstanding Loans to the extent necessary so that the sum of (i) the aggregate amount of outstanding Revolver Loans plus the aggregate undrawn amount of the outstanding Letters of Credit does not exceed the total Revolver Commitments as so reduced, and (ii) the aggregate amount of outstanding 364 Day Loans plus the aggregate amount of outstanding Swing Line Loans does not exceed the total 364 Day Commitments as so reduced.

                    (b) The following definitions set forth in Section 1.1 are hereby amended and restated in full to read as follows:

                    "`Applicable Margin': for any Base Rate Loan, LIBOR Loan or Daily LIBOR Loan on any date, the percentage per annum set forth below opposite the Leverage Ratio shown on the last Compliance Certificate delivered by the Borrowers to the Agent pursuant to subsection 5.2(b) prior to such date:


                                                                              Applicable Margin
                                                                                           LIBOR Loan/Daily
         Level         Leverage Ratio                            Base Rate Loan                LIBOR Loan
         -----         --------------                            --------------            -----------------

         I             Less than 2.00 to 1.00                         0.00%                       2.00%

         II            Greater than or equal to                       0.25%                       2.50%
                       2.00 to 1.00 but less than
                       2.50 to 1.00

         III           Greater than or equal to                       0.75%                       3.00%
                       2.50 to 1.00 but less than
                       3.75 to 1.00

         IV            Greater than or equal to                       1.25%                       3.50%
                       3.75 to 1.00



         ; provided, however, that (a) adjustments, if any, to the Applicable Margin resulting from a change in the Leverage Ratio shall be effective five Business Days after the Agent has received a Compliance Certificate, (b) in the event that no Compliance Certificate has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of subsection 5.2(b), the Applicable Margin from such date until such Compliance Certificate is actually delivered shall be that applicable under Level IV, (c) in the event that the actual Leverage Ratio for any fiscal quarter is subsequently determined to be greater than or less than that set forth in the Compliance Certificate for such fiscal quarter, the Applicable Margin shall be recalculated for the applicable period based upon such actual Leverage Ratio and (d) anything in this definition to the contrary notwithstanding, until receipt by the Agent of the Compliance Certificate for the fiscal quarter ending December 27, 2003, the Applicable Margin shall be that applicable under Level IV. Any additional interest on the Loans resulting from the operation of clause
         (c) above shall be payable by the Borrowers jointly and severally to the Banks within five (5) days after receipt of a written demand therefor from the Agent."

                    "`Commitment Fee Rate': for either Facility on any date, the percentage per annum set forth below in the column entitled 364 Day Facility or Revolver Facility, as applicable, opposite the Leverage Ratio shown on the last Compliance Certificate delivered by the Borrowers to the Agent pursuant to subsection 5.2(b) prior to such date:



         Level        Leverage Ratio                               364 Day Facility        Revolver Facility
         -----        --------------                               ----------------        -----------------

         I            Less than 2.00 to 1.00                             0.30%                   0.30%

         II           Greater than or equal to 2.00 to                   0.35%                   0.35%
                      1.00 but less than 2.50 to 1.00

         III          Greater than or equal to 2.50 to                   0.40%                   0.40%
                      1.00 but less than 3.75 to 1.00

         IV           Greater than or equal to 3.75 to                   0.45%                   0.45%
                      1.00



         ; provided, however, that, (a) adjustments, if any, to the Commitment Fee Rate resulting from a change in the Leverage Ratio shall be effective five Business Days after the Agent has received a Compliance Certificate, (b) in the event that no Compliance Certificate has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of subsection 5.2(b), the Commitment Fee Rate from such date until such Compliance Certificate is actually delivered shall be that applicable under Level IV, (c) in the event that the actual Leverage Ratio for any fiscal quarter is subsequently determined to be greater than or less than that set forth in the Compliance Certificate for such fiscal quarter, the Commitment Fee Rate shall be recalculated for the applicable period based upon such actual Leverage Ratio and (d) anything in this definition to the contrary notwithstanding, until receipt by the Agent of the Compliance Certificate for the fiscal quarter ending December 27, 2003, the Commitment Fee Rate shall be that applicable under Level IV. Any additional Commitment Fee that is due to the Banks resulting from the operation of clause (c) above shall be payable by the Borrowers jointly and severally within five (5) days after receipt of a written demand therefor from the Agent."

                    "`EBITDA': for any period of four (4) consecutive quarters, consolidated net income (excluding extraordinary gains and losses,), plus the sum of (a) income tax expense, (b) interest expense, (c) depreciation and amortization and (d) other non-cash gains or charges against net income acceptable to the Agent and the Required Banks (which shall include a non-cash charge against net income in connection with stock-based compensation), in each case to the extent excluded from or deducted in determining net income, as determined for the Company and its consolidated Subsidiaries in accordance with GAAP; provided, however, in calculating EBITDA for any four (4) consecutive quarter period which includes the fiscal quarter ending December 27, 2003, EBITDA shall also include the gain resulting from the sale of the Eastern Shore sales routes in an amount not to exceed $1,300,000."

                    "`Fixed Charge Coverage Ratio': for any period, the ratio of
(i) EBITDA minus capital expenditures incurred for maintenance of equipment (but in no event less than $2,000,000 per four quarter period) to (ii) the sum of interest expenses, income tax expenses, principal payments (other than principal payments on revolving credit facilities), dividend Distributions and Distributions made in connection with the repurchase or redemption of Capital Stock, in each case as determined for the Company and its consolidated Subsidiaries in accordance with GAAP."

                    "`Letter of Credit Fee Rate': on any date, the percentage per annum set forth below opposite the Leverage Ratio shown on the last Compliance Certificate delivered by the Borrowers to the Agent pursuant to subsection 5.2(b) prior to such date:




         Level        Leverage Ratio                                Letter of Credit Fee Rate

         I            Less than 2.00 to 1.00                                  2.00%

         II           Greater than or equal to 2.00 to                        2.50%
                      1.00 but less than 2.50 to 1.00

         III          Greater than or equal to 2.50 to                        3.00%
                      1.00 but less than 3.75 to 1.00

         IV           Greater than or equal to 3.75 to                        3.50%
                      1.00



         ; provided, however, that (a) adjustments, if any, to the Letter of Credit Fee Rate resulting from a change in the Leverage Ratio shall be effective five Business Days after the Agent has received a Compliance Certificate, (b) in the event that no Compliance Certificate has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of subsection 5.2(b), the Letter of Credit Fee Rate from such date until such Compliance Certificate is actually delivered shall be that applicable under Level IV, (c) in the event that the actual Leverage Ratio for any fiscal quarter is subsequently determined to be greater than or less than that set forth in the Compliance Certificate for such fiscal quarter, the Letter of Credit Fee Rate shall be recalculated for the applicable period based upon such actual Leverage Ratio and (d) anything in this definition to the contrary notwithstanding, until receipt by the Agent of the Compliance Certificate for the fiscal quarter ending December 27, 2003, the Letter of Credit Fee Rate shall be that applicable under Level IV. Any additional fees on the Letters of Credit resulting from the operation of clause (c) above shall be payable by the Borrowers jointly and severally to the Banks within five (5) days after receipt of a written demand therefor from the Agent."

                    "`Loan Documents': this Agreement, the Notes, the Joinder and Assumption Agreements, the Security Documents and the Applications, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and "Loan Document" shall mean any of the Loan Documents.

                    "`Permitted Acquisition': an acquisition by a Borrower of all or substantially all of the stock or assets of a Person engaged in business substantially similar to the Company or another Borrower or a business related to the manufacture or distribution of food products; provided that, at the time that any definitive agreement is entered into in respect of such acquisition, no Default or Event of Default shall exist or would exist if such acquisition were consummated on such date (assuming for purposes of the covenants contained in Section 6.1 that pro forma adjustments are made to the financial statements of the Company and its Subsidiaries reflecting such acquisition); provided further, that, without the consent of the Required Banks, no such acquisition may be made if, after giving pro forma effect to such acquisition, (i) the Leverage Ratio as of the end of the most recent fiscal quarter preceding such acquisition (the "Test Date") would be less than 2.00 to 1.0 and the aggregate consideration paid by the Borrowers with respect to all Permitted Acquisitions (including the proposed acquisition) (including earnouts, payments under non-compete arrangements and assumption of Indebtedness) ("Consideration") would exceed $10,000,000 from January 23, 2004 through and including the Revolver Termination Date (the "Test Period"), or (ii) the Leverage Ratio as of the Test Date would be less than 2.50 to 1.0, but greater than 2.00 to 1.0, and the Consideration during the Test Period would exceed $5,000,000; and provided further, that if the Consideration to be paid by the Borrowers with respect to any such acquisition shall equal or exceed $5,000,000, then the Person to be acquired shall have positive operating income for the twelve month period ending on the last day of the most recently completed fiscal quarter."

                    "`Revolver Termination Date': the earlier of (a) January 22, 2007 or such later date to which the Revolver Termination Date shall have been extended pursuant to subsection 2.14(d)(ii), and (b) the date the Revolver Commitments are terminated as provided herein.

                    "`364 Day Termination Date': with respect to the 364 Day Facility, the earlier of (a) January 21, 2005 or such later date to which the 364 Day Termination Date shall have been extended pursuant to subsection 2.14(d)(i) hereof and (b) the date the 364 Day Commitments are terminated as provided herein."

     (c) The following definitions are hereby added to Section 1.1 in the appropriate alphabetical sequence:

                    "`Capital Expenditures': expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including Capital Lease Obligations, which, in accordance with GAAP, would be classified as capital expenditures."

                    "`Security Documents': shall have the meaning set forth in
Section 5.11 hereof."

     (d) The definitions of "Accepted Non-Cash Charges" and "Accepted Restructuring Charges" as set forth in Section 1.1 are hereby deleted.

     (e)  The following Section 5.11 is hereby added to Section 5:

                    "5.11 Security Documents. Execute and deliver, or cause to be executed and delivered, to the Agent on or before January 23, 2004 (i) a security agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement") pursuant to which Tasty Baking Company, TBC Financial Services, Inc. and Tasty Baking Oxford, Inc. grant to the Agent, for the benefit of the Banks, a first priority security interest in the Collateral (as defined in the Security Agreement) (ii) an open-end mortgage and security agreements (as amended, supplemented or otherwise modified from time to time, the "Mortgage"; together with the Security Agreement, the "Security Documents") on the real property owned by Tasty Baking Oxford, Inc. located in Pennsylvania granting to the Agent, for the benefit of the Banks, a first mortgage lien on such real property and (iii) a landlord waiver agreement (as amended, supplemented or otherwise modified from time to time, the "Landlord's Waiver") from the pension fund of Tasty Baking Company in form and substance acceptable to the Agent with respect to the real property leased by the Company; provided, however, that the Borrowers shall be obligated only to use their reasonable best efforts to obtain the Landlord's Waiver; provided, further, that on or before February 23, 2004, the Borrowers shall deliver to the Agent a title information certificate for the real property subject to the Mortgage; provided, further, in the event that the Company delivers a Compliance Certificate demonstrating that both (i) the Borrowers' Leverage Ratio is less than 2.00 to 1.00 (the "Leverage Test") for any two (2) consecutive fiscal quarter period ending on or after June 25, 2005 (each such period, the "Leverage Test Period"), and (ii) the Borrowers' EBITDA is at least $10,000,000 for the four (4) consecutive fiscal quarter period ending on the last day of the Leverage Test Period for which the Borrowers' demonstrate compliance with the Leverage Test, the Agent shall (x) release the security interest granted under the Security Agreement, (y) terminate the Security Agreement, and (z) release the Mortgages by executing and recording (in the office of the recorder of deeds in and for the county in which the real property that is subject to the Mortgage is situated) a satisfaction thereof, all at the Borrowers' sole expense."

     (f) Section 6.1 entitled "Financial Condition Covenant" is hereby amended and restated to read in full as follows:

                    "6.1 Financial Condition Covenants.

          (a) Minimum Tangible Net Worth. Permit the Tangible Net Worth of the Company and its consolidated Subsidiaries at any time to be less than (i) $43,000,000 adjusted for any non-cash gains or losses as set forth in the Borrowers' audited annual consolidated financial statements for the fiscal year ending December 27, 2003, plus
               (ii) on a cumulative basis fifty percent (50%) of net income (or, in the case of a deficit, zero percent (0%)) for the Company and its consolidated Subsidiaries in respect of each fiscal quarter commencing with the Borrowers' fiscal quarter ending March 27, 2004, with each increase to be effective as of the last day of each such fiscal quarter.

          (b) Fixed Charge Coverage Ratio. Permit, as of the end of any fiscal quarter ending during the periods specified below, the Fixed Charge Coverage Ratio to be less than that set forth opposite such periods:


                     Period                                    Ratio
                     ------                                    -----

         December 27, 2003 through March 26, 2004          1.10 to 1.00
         March 27, 2004 through June 25, 2004              1.05 to 1.00
         June 26, 2004 through September 24, 2004          1.10 to 1.00
         September 25, 2004 through December 24, 2004      1.15 to 1.00
         December 25, 2004 through March 25, 2005          1.20 to 1.00
         March 26, 2005 and thereafter                     1.25 to 1.00

          (c) Leverage Ratio. Permit, as of the end of any fiscal quarter ending during the periods specified below, the Leverage Ratio to exceed that set forth opposite such periods:


                     Period                                    Ratio
                     ------                                    -----

         December 27, 2003 through June 25, 2004           4.50 to 1.00
         June 26, 2004 through September 24, 2004          4.00 to 1.00
         September 25, 2004 through December 24, 2004      3.50 to 1.00
         December 25, 2004 through March 25, 2005          3.00 to 1.00
         March 26, 2005 and thereafter                     2.50 to 1.00"

          (g) Section 6.4 entitled "Limitation on Indebtedness" is hereby amended by deleting the number "$5,000,000" in clause (ii) of subsection 6.4(b) and inserting the number "$5,500,000" in lieu thereof.

          (h)  The following Section 6.12 is hereby added to the end of Section
               6:

                    "6.12 Capital Expenditures. Contract for, purchase or make any expenditure or commitments for Capital Expenditures in an aggregate amount in excess of $9,000,000 during the fiscal year ending December 25, 2004 or any fiscal year ending thereafter; provided, however, in the event that the 364 Termination Date is extended by January 21, 2005 for an additional 364 days, the aggregate Capital Expenditures permitted for the fiscal year ending December 31, 2005 and any fiscal year ending thereafter shall be in an amount mutually agreed to by the Borrowers and the Agent."

          (i) Revised Schedule 3.2 attached hereto shall be substituted for the corresponding Schedule 3.2 originally attached to the Credit Agreement.

         3. Representations and Warranties. The Borrowers hereby represent and warrant to the Banks and the Agent that:

          (a) There exists no Default or Event of Default under the Credit Agreement as amended hereby;

          (b) The representations and warranties made in the Credit Agreement, as amended hereby, and the Security Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof; and

          (c) This Amendment and the Security Documents have been duly authorized executed and delivered so as to constitute the legal, valid and binding obligations of the Borrowers party thereto, enforceable in accordance with its respective terms.

         4. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

          (a) The Borrowers shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

               (i)  This Amendment;

               (ii) The Security Documents;

               (iii) Evidence of insurance as required by the Security
                    Documents;

               (iv) Copies, certified by the Secretary or an Assistant Secretary of each Borrower, of resolutions of the Board of Directors of each Borrower in effect on the date hereof authorizing the execution, delivery and performance of this Amendment, the applicable Security Documents and the other documents and transactions contemplated hereby;

               (v) Copies, certified by one of its officers, of the articles or certificate of incorporation, By-laws and fictitious name filing, if any, of each Borrower as in effect, or a certificate stating that there have been no changes to any such documents since the most recent date, true and correct copies thereof were delivered to the Agent; and

               (vi) Such additional documents, certificates, and information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

     (b) The representations and warranties set forth in the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the date hereof.

     (c) No Default or Event of Default shall have occurred and be continuing as of the date hereof.

     (d) The Borrowers shall pay to the Agent for the pro rata benefit of the Banks an amendment and modification fee equal to twenty five basis points (0.25%) on the amount of each Bank's Commitment.

         5. Borrowers' Ratification. The Borrowers agree that they have no defenses or set-offs against the Banks or the Agent or their respective officers, directors, employees, agents or attorneys, with respect to the Credit Agreement and the other Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. The Borrowers hereby ratify and confirm their respective obligations under the Credit Agreement and the other Loan Documents and agree that the execution and delivery of this Amendment does not in any way diminish or invalidate any of their obligations thereunder.

         6. Miscellaneous.

     (a) All terms, conditions, provisions and covenants in the Credit Agreement and the other Loan Documents and all other documents delivered to the Agent and the Banks in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Credit Agreement or any of the Loan Documents or any other document executed in connection therewith, the terms and provisions hereof shall control.

     (b) Except as set forth herein, the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of the Agent or the Banks under any of the Credit Agreement or the other Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

     (c) In consideration of the Agent's and the Banks' agreement to amend the existing credit facility, the Borrowers hereby waive and release the Agent and the Banks and their respective officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or failure whatsoever and howsoever arising that it ever had up until, or has as of, the date of this Amendment.

     (d) This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

     (e) The Borrowers agree to pay all of the Agent's reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the Security Documents including without limitation, the reasonable fees and expenses of Ballard Spahr Andrews & Ingersoll, LLP.

     (f) In the event any provisions of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     (g) This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

     (h) This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (i) The headings used in this Amendment are for convenience of reference only, do not form a part of this Amendment and shall not affect in any way the meaning or interpretation of this Amendment.

     (j) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.




                              SIGNATURE PAGES NEXT

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         TASTY BAKING COMPANY


                                         By:
                                            ------------------------------------
                                                  David S. Marberger
                                                  Senior Vice President


                                         TASTYKAKE INVESTMENT COMPANY


                                         By:
                                            ------------------------------------
                                                  Andrew T. Panaccione
                                                  President


                                         TBC FINANCIAL SERVICES, INC.


                                         By:
                                            ------------------------------------
                                                  Eugene P. Malinowski
                                                  Treasurer


                                         TASTY BAKING OXFORD, INC.


                                         By:
                                            ------------------------------------
                                                  Eugene P. Malinowski
                                                  Treasurer

                                         PNC BANK, NATIONAL ASSOCIATION,  as a
                                         Bank, as Swing Line Bank, as
                                         Issuing Bank and as Agent


                                         By:
                                            ------------------------------------
                                                  Forrest B. Patterson, Jr.
                                                  Senior Vice President


                                         CITIZENS BANK OF PENNSYLVANIA, as a
                                         Bank


                                         By:
                                            ------------------------------------
                                                  Mark C. Bomberger
                                                  Senior Vice President

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


                  FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November __, 2003, among TASTY BAKING COMPANY (the "Company"), the direct and indirect subsidiaries of the Company parties hereto (together with the Company, the "Borrowers"), the several banks and other financial institutions parties hereto (individually, the "Bank"; collectively, the "Banks") and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Banks (in such capacity, the "Agent").

                  WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement dated as of January 31, 2002, as amended by the First Amendment to Credit Agreement dated January 29, 2003, the Second Amendment to Credit Agreement dated as of March 18, 2003 and the Third Amendment to Credit Agreement dated as of July 28, 2003 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"); and

                  WHEREAS, the Borrowers, the Agent, and the Banks have agreed to amend the Credit Agreement to change one of the financial covenants, all on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows effective as of the date set forth above:

                  (a) Section 6.1(c) is hereby amended and restated in full to read as follows:

                         "(c) Leverage Ratio. Permit, as of the end of any
fiscal quarter ending during the periods specified below, the Leverage Ratio to exceed that set forth opposite such periods:

                               Period                            Ratio
                               ------                            -----
   March 29, 2003 through September 27, 2003                 3.00 to 1.00
   September 28, 2003 through December 27, 2003              3.75 to 1.00
   December 28, 2003 and thereafter                          2.50 to 1.00"


     3. Representations and Warranties. The Borrowers hereby represent and warrant to the Banks and the Agent that:

                  (a) There exists no Default or Event of Default under the Credit Agreement as amended hereby;

                  (b) The representations and warranties made in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof; and

                  (c) This Amendment has been duly authorized executed and delivered so as to constitute the legal, valid and binding obligations of the Borrowers, enforceable in accordance with its respective terms.

         4. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

                  (a) The Borrowers shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

                    (i)  This Amendment; and

                    (ii) Such additional documents, certificates, and
                         information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

                  (b) The representations and warranties set forth in the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the date hereof.

                  (c) No Default or Event of Default shall have occurred and be continuing as of the date hereof.

         5. Borrowers' Ratification. The Borrowers agree that they have no defenses or set-offs against the Banks or the Agent or their respective officers, directors, employees, agents or attorneys, with respect to the Credit Agreement and the other Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. The Borrowers hereby ratify and confirm their respective obligations under the Credit Agreement and the other Loan Documents and agree that the execution and delivery of this Amendment does not in any way diminish or invalidate any of their obligations thereunder.

         6. Miscellaneous.

                  (a) All terms, conditions, provisions and covenants in the Credit Agreement and the other Loan Documents and all other documents delivered to the Agent and the Banks in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Credit Agreement or any of the Loan Documents or any other document executed in connection therewith, the terms and provisions hereof shall control.

                  (b) Except as set forth herein, the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of the Agent or the Banks under any of the Credit Agreement or the other Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

                  (c) In consideration of the Agent's and the Banks' agreement to amend the existing credit facility, the Borrowers hereby waive and release the Agent and the Banks and their respective officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or failure whatsoever and howsoever arising that it ever had up until, or has as of, the date of this Amendment.

                  (d) This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

                  (e) The Borrowers agree to pay all of the Agent's reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Amendment including without limitation, the reasonable fees and expenses of Ballard Spahr Andrews & Ingersoll, LLP.

                  (f) In the event any provisions of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  (g) This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

                  (h) This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (i) The headings used in this Amendment are for convenience of reference only, do not form a part of this Amendment and shall not affect in any way the meaning or interpretation of this Amendment.

                  (j) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  TASTY BAKING COMPANY


                                  By:
                                     -----------------------------------------
                                           Eugene P. Malinowski
                                           Treasurer


                                  TASTYKAKE INVESTMENT COMPANY


                                  By:
                                     -----------------------------------------
                                           Andrew T. Panaccione
                                           Vice President


                                  TBC FINANCIAL SERVICES, INC.


                                  By:
                                     -----------------------------------------
                                           Eugene P. Malinowski
                                           Treasurer


                                  TASTY BAKING OXFORD, INC.


                                  By:
                                     -----------------------------------------
                                           Eugene P. Malinowski
                                           Treasurer

                                  PNC BANK, NATIONAL ASSOCIATION, as a Bank, as Swing Line Bank, as Issuing Bank and as Agent


                                  By:
                                     -----------------------------------------
                                           Forrest B. Patterson, Jr.
                                           Senior Vice President


                                  CITIZENS BANK OF PENNSYLVANIA, as a Bank


                                  By:
                                     -----------------------------------------
                                           Mark C. Bomberger
                                           Vice President

                       THIRD AMENDMENT TO CREDIT AGREEMENT


                  THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 28, 2003, among TASTY BAKING COMPANY (the "Company"), the direct and indirect subsidiaries of the Company parties hereto (together with the Company, the "Borrowers"), the several banks and other financial institutions parties hereto (individually, the "Bank"; collectively, the "Banks") and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Banks (in such capacity, the "Agent").

                  WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement dated as of January 31, 2002, as amended by the First Amendment to Credit Agreement dated as of January 29, 2003 by the Second Amendment to Credit Agreement dated as of March 18, 2003 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"); and

                  WHEREAS, the Borrowers, the Agent, and the Banks have agreed to amend the Credit Agreement by (i) changing the Letter of Credit Fee Rate and
(ii) increasing the Letter of Credit sublimit, all on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

               1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

               2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows effective as of the date set forth above:

         (a) The following definition set forth in Section 1.1 is hereby amended and restated in full to read as follows:

                  "`Letter of Credit Fee Rate': on any date, the percentage per annum set forth below opposite the Leverage Ratio shown on the last Compliance Certificate delivered by the Borrowers to the Agent pursuant to subsection 5.2(b) prior to such date:

                                                            Letter of Credit
         Level         Leverage Ratio                           Fee Rate
         -----         --------------                       ----------------

         I             Less than or equal to 1.00                1.00%
                       to 1.00

         II            Greater than 1.00 to 1.00                 1.50%
                       but less than or equal to
                       1.50 to 1.00

         III           Greater than 1.50 to 1.00                 2.00%
                       but less than or equal to
                       2.00 to 1.00

         IV            Greater than 2.00 to 1.00                 2.50%
                       but less than or equal to
                       2.50 to 1.00

         V             Greater than 2.50 to 1.00                 3.00%

         ; provided, however, that (a) adjustments, if any, to the Letter of Credit Fee Rate resulting from a change in the Leverage Ratio shall be effective five Business Days after the Agent has received a Compliance Certificate, (b) in the event that no Compliance Certificate has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of subsection 5.2(b), the Letter of Credit Fee Rate from such date until such Compliance Certificate is actually delivered shall be that applicable under Level V, (c) in the event that the actual Leverage Ratio for any fiscal quarter is subsequently determined to be greater than or less than that set forth in the Compliance Certificate for such fiscal quarter, the Letter of Credit Fee Rate shall be recalculated for the applicable period based upon such actual Leverage Ratio and (d) anything in this definition to the contrary notwithstanding, until receipt by the Agent of the Compliance Certificate for the fiscal quarter ending June 30, 2003, the Letter of Credit Fee Rate shall be that applicable under Level IV. Any additional fees on the Letters of Credit resulting from the operation of clause (c) above shall be payable by the Borrowers jointly and severally to the Banks within five (5) days after receipt of a written demand therefor from the Agent."

                  (b) The second proviso of the third sentence in Section 2.8(a) entitled "Letter of Credit Subfacility" is hereby amended by deleting the number "$4,000,000" and substituting the number "$6,000,000" in lieu thereof.

         3. Representations and Warranties. The Borrowers hereby represent and warrant to the Banks and the Agent that:

                  (a) There exists no Default or Event of Default under the Credit Agreement as amended hereby;

                  (b) The representations and warranties made in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof; and

                  (c) This Amendment has been duly authorized executed and delivered so as to constitute the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms.

         4. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

                  (a) The Borrowers shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

                    (i)  This Amendment; and

                    (ii) Such additional documents, certificates, and
                         information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

                  (b) The representations and warranties set forth in the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the date hereof.

                  (c) No Default or Event of Default shall have occurred and be continuing as of the date hereof.

         5. Borrowers' Ratification. The Borrowers agree that they have no defenses or set-offs against the Banks or the Agent or their respective officers, directors, employees, agents or attorneys, with respect to the Credit Agreement and the other Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. The Borrowers hereby ratify and confirm their respective obligations under the Credit Agreement and the other Loan Documents and agree that the execution and delivery of this Amendment does not in any way diminish or invalidate any of their obligations thereunder.

         6. Miscellaneous.

                  (a) All terms, conditions, provisions and covenants in the Credit Agreement and the other Loan Documents and all other documents delivered to the Agent and the Banks in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Credit Agreement or any of the Loan Documents or any other document executed in connection therewith, the terms and provisions hereof shall control.

                  (b) Except as set forth herein, the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of the Agent or the Banks under any of the Credit Agreement or the other Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

                  (c) In consideration of the Agent's and the Banks' agreement to amend the existing credit facility, the Borrowers hereby waive and release the Agent and the Banks and their respective officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or failure whatsoever and howsoever arising that it ever had up until, or has as of, the date of this Amendment.

                  (d) This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

                  (e) The Borrowers agree to pay all of the Agent's reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Amendment including, without limitation, the reasonable fees and expenses of Ballard Spahr Andrews & Ingersoll, LLP.

                  (f) In the event any provisions of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  (g) This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

                  (h) This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (i) The headings used in this Amendment are for convenience of reference only, do not form a part of this Amendment and shall not affect in any way the meaning or interpretation of this Amendment.

                  (j) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                TASTY BAKING COMPANY


                                By:
                                   -----------------------------------------
                                         Eugene P. Malinowski
                                         Treasurer


                                TASTYKAKE INVESTMENT COMPANY


                                By:
                                   -----------------------------------------
                                         Andrew T. Panaccione
                                         Vice President


                                TBC FINANCIAL SERVICES, INC.


                                By:
                                   -----------------------------------------
                                         Eugene P. Malinowski
                                         Treasurer


                                TASTY BAKING OXFORD, INC.


                                By:
                                   -----------------------------------------
                                Eugene P. Malinowski
                                         Treasurer

                                PNC BANK, NATIONAL ASSOCIATION, as a Bank, as Swing Line Bank, as Issuing Bank and as Agent


                                By:
                                   -----------------------------------------
                                         Forrest B. Patterson, Jr.
                                         Senior Vice President


                                CITIZENS BANK OF PENNSYLVANIA, as a Bank


                                By:
                                   -----------------------------------------
                                         Mark C. Bomberger
                                         Vice President

                      SECOND AMENDMENT TO CREDIT AGREEMENT


                  SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 18, 2003, among TASTY BAKING COMPANY (the "Company"), the direct and indirect subsidiaries of the Company parties hereto (together with the Company, the "Borrowers"), the several banks and other financial institutions parties hereto (individually, the "Bank"; collectively, the "Banks") and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Banks (in such capacity, the "Agent").

                  WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement dated as of January 31, 2002, as amended by the First Amendment to Credit Agreement dated January 29, 2003 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"); and

                  WHEREAS, the Borrowers, the Agent, and the Banks have agreed to amend the Credit Agreement by (i) waiving certain covenant defaults, (ii) changing certain interest rates and fees and (iii) amending certain financial covenants, all on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

          2. Waiver. The Borrowers have advised the Agent that for the fiscal quarter ending December 28, 2002, they are in violation of the Minimum Tangible Net Worth covenant contained in Subsection 6.1(a) of the Credit Agreement and the Fixed Charge Coverage Ratio contained in Subsection 6.1(b) of the Credit Agreement. The Borrowers' failure to comply with the foregoing Subsections of the Credit Agreement constitute Events of Default under the Credit Agreement. At the Borrowers' request and in reliance upon the Borrowers' representations and warranties set forth herein, the Banks hereby waive the Borrowers' violation of the covenants contained in Subsection 6.1(a) and 6.1(b) of the Credit Agreement for such quarter and the resulting Events of Default arising therefrom solely for the fiscal quarter ended December 28, 2002. The foregoing waiver shall not be deemed to operate as a, or obligate the Banks to grant any, future waiver or modification of the provisions of Subsections 6.1(a) or 6.1(b) for any other fiscal period or of any other term, condition or Event of Default under the Credit Agreement.

         3. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows effective as of the date set forth above:

                  (a) The following definitions set forth in Section 1.1 are hereby amended and restated in full to read as follows:

                         "`Applicable Margin': for any Base Rate Loan, LIBOR
Loan or Daily LIBOR Loan on any date, the percentage per annum set forth below opposite the Leverage Ratio shown on the last Compliance Certificate delivered by the Borrowers to the Agent pursuant to subsection 5.2(b) prior to such date:



                                                                              Applicable Margin
                                                                                            LIBOR Loan/Daily
         Level         Leverage Ratio                            Base Rate Loan                LIBOR Loan
         -----         --------------                            --------------             -----------------
         I             Less than or equal to 1.00                     0.00%                       1.00%
                       to 1.00

         II            Greater than 1.00 to 1.00                      0.00%                       1.50%
                       but less than or equal to
                       1.50 to 1.00

         III           Greater than 1.50 to 1.00                      0.00%                       2.00%
                       but less than or equal to
                       2.00 to 1.00

         IV            Greater than 2.00 to 1.00                      0.25%                       2.50%
                       but less than or equal to
                       2.50 to 1.00

         V             Greater than 2.50 to 1.00                      0.50%                       3.00%



         ; provided, however, that (a) adjustments, if any, to the Applicable Margin resulting from a change in the Leverage Ratio shall be effective five Business Days after the Agent has received a Compliance Certificate, (b) in the event that no Compliance Certificate has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of subsection 5.2(b), the Applicable Margin from such date until such Compliance Certificate is actually delivered shall be that applicable under Level V, (c) in the event that the actual Leverage Ratio for any fiscal quarter is subsequently determined to be greater than or less than that set forth in the Compliance Certificate for such fiscal quarter, the Applicable Margin shall be recalculated for the applicable period based upon such actual Leverage Ratio and (d) anything in this definition to the contrary notwithstanding, until receipt by the Agent of the Compliance Certificate for the fiscal quarter ending December 28, 2002, the Applicable Margin shall be that applicable under Level IV. Any additional interest on the Loans resulting from the operation of clause

         (c) above shall be payable by the Borrowers jointly and severally to the Banks within five (5) days after receipt of a written demand therefor from the Agent."

                         "`Commitment Fee Rate': for either Facility on any
date, the percentage per annum set forth below in the column entitled 364 Day Facility or Revolver Facility, as applicable, opposite the Leverage Ratio shown on the last Compliance Certificate delivered by the Borrowers to the Agent pursuant to subsection 5.2(b) prior to such date:




         Level        Leverage Ratio                               364 Day Facility        Revolver Facility
         -----        --------------                               ----------------        -----------------

         I            Less than or equal to 1.00 to                      0.15%                   0.20%
                      1.00

         II           Greater than 1.00 to 1.00 but                      0.15%                   0.20%
                      less than or equal to 1.50 to
                      1.00

         III          Greater than 1.50 to 1.00 but                      0.20%                   0.25%
                      less than or equal to 2.00 to
                      1.00

         IV           Greater than 2.00 to 1.00 but                      0.25%                   0.30%
                      less than or equal to 2.50 to
                      1.00

         V            Greater than 2.50 to 1.00                          0.30%                   0.35%



         ; provided, however, that, (a) adjustments, if any, to the Commitment Fee Rate resulting from a change in the Leverage Ratio shall be effective five Business Days after the Agent has received a Compliance Certificate, (b) in the event that no Compliance Certificate has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of subsection 5.2(b), the Commitment Fee Rate from such date until such Compliance Certificate is actually delivered shall be that applicable under Level V, (c) in the event that the actual Leverage Ratio for any fiscal quarter is subsequently determined to be greater than or less than that set forth in the Compliance Certificate for such fiscal quarter, the Commitment Fee Rate shall be recalculated for the applicable period based upon such actual Leverage Ratio and (d) anything in this definition to the contrary notwithstanding, until receipt by the Agent of the Compliance Certificate for the fiscal quarter ending December 28, 2002, the Commitment Fee Rate shall be that applicable under Level IV. Any additional Commitment Fee that is due to the Banks resulting from the operation of clause (c) above shall be payable by the Borrowers jointly and severally within five (5) days after receipt of a written demand therefor from the Agent."

                         "`EBITDA': for any period of four (4) consecutive
quarters, consolidated net income (excluding extraordinary gains and losses), plus the sum of (a) income tax expense, (b) interest expense, (c) depreciation and amortization, (d) any Accepted Non-Cash Charges and any other non-cash charge against net income acceptable to the Agent and the Required Banks (which shall include a non-cash charge against net income in connection with stock-based compensation) and (e) Accepted Restructuring Charges, in each case to the extent deducted in determining net income, as determined for the Company and its consolidated Subsidiaries in accordance with GAAP."

                         "`Fixed Charge Coverage Ratio': for any period, the
ratio of (i) EBITDA to (ii) the sum of interest expenses, income tax expenses, capital expenditures incurred for maintenance of equipment, principal payments (other than principal payments on revolving credit facilities) and dividend Distributions in each case as determined for the Company and its consolidated Subsidiaries in accordance with GAAP."

                         "`364 Day Termination Date': with respect to the 364
Day Facility, the earlier of (a) January 28, 2004 or such later date to which the 364 Day Termination Date shall have been extended pursuant to subsection 2.14(d)(i) hereof and (b) the date the 364 Day Commitments are terminated as provided herein."

                  (b) The following definitions are added to Section 1 in the appropriate alphabetical order:

                         "`Accepted Non-Cash Charges': shall mean the non-cash
pension expense of the Company recorded in the fiscal quarter ending December 28, 2002 in the amount of $4,656,000."

                         "`Accepted Restructuring Charges': shall mean
$1,405,000 of restructuring charges recorded during the fiscal quarter ended June 29, 2002 and $4,936,000 of restructuring charges recorded during the fiscal quarter ended December 28, 2002."

                  (c) The definitions of "Debt to Capitalization Ratio" and "Total Capitalization" set forth in Section 1 are hereby deleted.

                  (d) The third sentence of Section 3.10 entitled "ERISA" is hereby amended by deleting the phrase "which is the last annual valuation date prior to the date on which this representation is made".

                  (e) Section 6.1 entitled "Financial Condition Covenants" is hereby amended and restated in full to read as follows:

                       "6.1 Financial Condition Covenants.

                  (a) Minimum Tangible Net Worth. Permit the Tangible Net Worth of the Company and its consolidated Subsidiaries at any time to be less than (i) $38,020,189, plus (ii) fifty percent (50%) of net income (or, in the case of a deficit, zero percent (0%)) for the Company and its consolidated Subsidiaries on a cumulative basis in respect of each fiscal year commencing with the Borrowers' fiscal year ending

December 27, 2003, with each increase to be effective as of the last day of each such fiscal year.

                  (b) Fixed Charge Coverage Ratio. As of the last day of any fiscal quarter of the Company commencing with the fiscal quarter ending March 29, 2003, permit the Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters ending on such date to be less than 1.10 to 1.00.

                  (c) Leverage Ratio. Permit, as of the end of any fiscal quarter ending during the periods specified below, the Leverage Ratio to exceed that set forth opposite such periods:



                                  Period                                                 Ratio
                                  ------                                                 -----
         March 29, 2003 through September 27, 2003                                   3.00 to 1.00

         Decmber 27, 2003 and thereafter                                             2.50 to 1.00"



                  (f) Section 6.4 entitled "Limitation on Indebtedness" is hereby amended and restated in full to read as follows:

                         "6.4 Limitation on Indebtedness. Create, incur, assume
or suffer to exist, directly or indirectly any Indebtedness except the following ("Permitted Indebtedness"): (a) the obligations of the Borrowers to the Banks hereunder; (b) Indebtedness secured by Permitted Liens to the extent that any such Indebtedness secured by (i) Purchase Money Security Interests does not exceed $5,000,000 in the aggregate, and (ii) Liens created pursuant to Capital Leases (other than Liens existing or created pursuant to the Capital Lease for the Hunting Park Avenue manufacturing facility located at 2801 Hunting Park Avenue, Philadelphia, PA) does not exceed $5,000,000 in the aggregate; (c) Indebtedness existing on the date hereof and shown on Schedule 6.4; (d) current trade accounts payable incurred in the ordinary course of business; and (e) intercompany indebtedness to the extent permitted by Section 6.6."

                  (g) Section 6.9 entitled "No Negative Pledge" is hereby amended and restated in full to read as follows:

                         "6.9 No Negative Pledge. Enter into any agreement after
the date hereof with any Person other than the Agent on behalf of the Banks pursuant to which any Borrower covenants or agrees to a prohibition upon creating, incurring, or suffering any Lien upon any of its properties, assets or revenues, whether now owned or hereafter acquired, except in connection with a Capital Lease or Purchase Money Security Interest, in which case such agreement shall be permitted but only with respect to the specific asset or assets subject to such Capital Lease or Purchase Money Security Interest."

         4. Representations and Warranties. The Borrowers hereby represent and warrant to the Banks and the Agent that:

                  (a) There exists no Default or Event of Default under the Credit Agreement as amended hereby;

                  (b) The representations and warranties made in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof; and

                  (c) This Amendment has been duly authorized executed and delivered so as to constitute the legal, valid and binding obligations of the Borrowers, enforceable in accordance with its respective terms.

         5. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

                  (a) The Borrowers shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

                    (i)  This Amendment;

                    (ii) Copies, certified by the Secretary or an Assistant
                         Secretary of each Borrower, of resolutions of the Board of Directors of each Borrower in effect on the date hereof authorizing the execution, delivery and performance of this Amendment and the other documents and transactions contemplated hereby;

                    (iii) Copies, certified by one of its officers, of the
                         articles or certificate of incorporation, By-laws and fictitious name filing, if any, of each Borrower as in effect, or a certificate stating that there have been no changes to any such documents since the most recent date, true and correct copies thereof were delivered to the Agent; and

                    (iv) Such additional documents, certificates, and
                         information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

                  (b) The representations and warranties set forth in the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the date hereof.

                  (c) No Default or Event of Default shall have occurred and be continuing as of the date hereof.

                  (d) The Borrowers shall pay to the Agent for the pro rata benefit of the Banks an amendment and modification fee equal to five basis points (0.05%) on the amount of each Bank's Commitment.

         6. Borrowers' Ratification. The Borrowers agree that they have no defenses or set-offs against the Banks or the Agent or their respective officers, directors, employees, agents or attorneys, with respect to the Credit Agreement and the other Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. The Borrowers hereby ratify and confirm their respective obligations under the Credit Agreement and the other Loan Documents and agree that the execution and delivery of this Amendment does not in any way diminish or invalidate any of their obligations thereunder.

         7. Miscellaneous.

                  (a) All terms, conditions, provisions and covenants in the Credit Agreement and the other Loan Documents and all other documents delivered to the Agent and the Banks in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Credit Agreement or any of the Loan Documents or any other document executed in connection therewith, the terms and provisions hereof shall control.

                  (b) Except as set forth herein, the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of the Agent or the Banks under any of the Credit Agreement or the other Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

                  (c) In consideration of the Agent's and the Banks' agreement to amend the existing credit facility, the Borrowers hereby waive and release the Agent and the Banks and their respective officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or failure whatsoever and howsoever arising that it ever had up until, or has as of, the date of this Amendment.

                  (d) This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

                  (e) The Borrowers agree to pay all of the Agent's reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Amendment including without limitation, the reasonable fees and expenses of Ballard Spahr Andrews & Ingersoll, LLP.

                  (f) In the event any provisions of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  (g) This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

                  (h) This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (i) The headings used in this Amendment are for convenience of reference only, do not form a part of this Amendment and shall not affect in any way the meaning or interpretation of this Amendment.

                  (j) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                     TASTY BAKING COMPANY


                     By:
                        -----------------------------------------
                              Eugene P. Malinowski
                              Treasurer


                     TASTYKAKE INVESTMENT COMPANY


                     By:
                        -----------------------------------------
                              Andrew T. Panaccione
                              Vice President


                     TBC FINANCIAL SERVICES, INC.


                     By:
                        -----------------------------------------
                              Eugene P. Malinowski
                              Treasurer


                     TASTY BAKING OXFORD, INC.


                     By:
                        -----------------------------------------
                     Eugene P. Malinowski
                              Treasurer

                     PNC BANK, NATIONAL ASSOCIATION, as a Bank, as Swing Line Bank, as Issuing Bank and as Agent


                     By:
                        -----------------------------------------
                              Forrest B. Patterson, Jr.
                              Vice President


                     CITIZENS BANK OF PENNSYLVANIA, as a Bank


                     By:
                        -----------------------------------------
                              Mark C. Bomberger
                              Vice President

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is made as of January 29, 2003, by and among TASTY BAKING COMPANY, a Pennsylvania corporation (the "Company"), the subsidiaries of the Company which are parties to this Agreement (the "Subsidiary Borrowers" and, with the Company, collectively, the "Borrowers"), the banks which are parties to this Agreement (each a "Bank" and collectively, the "Banks") and PNC BANK, NATIONAL ASSOCIATION in its capacity as agent for the Banks (in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

         A. The Banks, the Borrowers and the Agent entered into a Credit Agreement dated as of January 31, 2002 (the "Credit Agreement"), pursuant to which the Banks agreed to make loans to, and issue letters of credit for the benefit of, the Borrowers in an aggregate outstanding amount of up to Forty Million Dollars ($40,000,000).

         B. The Agent, the Banks and the Borrowers desire to amend the Credit Agreement to extend the 364 Day Commitment Period described therein, all on the terms and subject to the conditions herein set forth.

                  NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    AGREEMENT
                                    ---------

         1. Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                  (a) Effective as of January 29, 2003, the 364 Day Commitment Period shall be extended by a period of approximately 60 days by amending the definition of "364 Day Termination Date" in Section 1.1 of the Credit Agreement by deleting the reference therein to "January 29, 2003" and substituting therefor the date "March 31, 2003."

                  (b) Notwithstanding anything to the contrary in the definitions of "Applicable Margin" and "Commitment Fee Rate" in Section 1.1 of the Credit Agreement, effective as of January 29, 2003, and continuing through March 31, 2003, the Applicable Margin for any LIBOR Loan or any Daily LIBOR Loan and the Commitment Fee Rate for both Facilities shall in each case be that applicable under Level VI of each such definition.

         3. Loan Documents. Except where the context clearly requires otherwise, all references to the Credit Agreement in any of the other Loan Documents or any other document delivered to the Banks or the Agent in connection therewith shall be to the Credit Agreement, as amended by this Agreement.

         4. Borrowers' Ratification. The Borrowers agree that they have no defenses or set-offs against the Banks or the Agent or their respective officers, directors, employees, agents or attorneys, with respect to the Credit Agreement and the other Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. The Borrowers hereby ratify and confirm their respective obligations under the Credit Agreement and the other Loan Documents and agree that the execution and delivery of this Agreement does not in any way diminish or invalidate any of their obligations thereunder.

         5. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Banks that:

                  (a) Except as otherwise previously disclosed to the Agent and the Banks, the representations and warranties made in the Credit Agreement, as amended by this Agreement, are true and correct as of the date hereof;

                  (b) No Default or Event of Default under the Credit Agreement exists on the date hereof; and

                  (c) This Agreement has been duly authorized, executed and delivered so as to constitute the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms.

                  All of the above representations and warranties shall survive the making of this Agreement.

         6. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

                  (a) The Borrowers shall have delivered to the Agent, with copies or counterparts for each of the Banks, the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

                    (i)  This Agreement; and

                    (ii) Such additional documents, certificates and information as the Agent or the Banks may require pursuant to the terms hereof or otherwise reasonably request.

                  (b) This Agreement shall have been executed and delivered by the Banks.

                  (c) The representations and warranties set forth in the Credit Agreement shall be true and correct on and as of the date hereof.

                  (d) No Default or Event of Default shall have occurred and be continuing as of the date hereof.

         7. Miscellaneous.

                  (a) All terms, conditions, provisions and covenants in the Credit Agreement and the other Loan Documents and all other documents delivered to the Agent and the Banks in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Agreement is or may be deemed expressly inconsistent with any term or provision in the Credit Agreement or any of the Loan Documents or any other document executed in connection therewith, the terms and provisions hereof shall control.

                  (b) The execution, delivery and effectiveness of this Agreement shall neither operate as a waiver of any right, power or remedy of the Agent or the Banks under any of the Credit Agreement or the other Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

                  (c) In consideration of the Agent's and the Banks' agreement to amend the existing credit facility, the Borrowers hereby waive and release the Agent and the Banks and their respective officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or failure whatsoever and howsoever arising that it ever had up until, or has as of, the date of this Agreement.

                  (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

                  (e) In the event any provisions of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  (f) This Agreement shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

                  (g) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (h) The headings used in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the Borrowers, the Agent and the Banks have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                           TASTY BAKING COMPANY

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                           TASTYKAKE INVESTMENT COMPANY

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                           TBC FINANCIAL SERVICES, INC.

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                           TASTY BAKING OXFORD, INC.

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                           PNC BANK, NATIONAL ASSOCIATION, as a Bank, as Swing Line Bank, as Issuing Bank and as Agent

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                           CITIZENS BANK OF PENNSYLVANIA, as a Bank

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                                CREDIT AGREEMENT




                  CREDIT AGREEMENT, dated as of January 31, 2002, among TASTY BAKING COMPANY a Pennsylvania corporation (the "Company"), the direct and indirect subsidiaries of the Company from time to time parties hereto (the "Subsidiary Borrowers" and with the Company, collectively, the "Borrowers"), the several banks and other financial institutions from time to time parties hereto (the "Banks") and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks hereunder (in such capacity, the "Agent").

                              W I T N E S S E T H:
                              --------------------

                  In consideration of the promises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                             SECTION 1. DEFINITIONS

                  1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate": as to any Person, any other Person which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person and any member, limited liability company manager, director, officer or employee of any such Person. For purposes of this definition, "control" shall mean the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors or managers of such Person or (b) direct or in effect cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Applicable Margin": for any LIBOR Loan or any Daily LIBOR Loan on any date, the percentage per annum set forth below opposite the Leverage Ratio shown on the last Compliance Certificate delivered by the Borrowers to the Agent pursuant to subsection 5.2(b) prior to such date:



      Level          Leverage Ratio                                                Applicable Margin
      -----          --------------                                                -----------------

      I              Less than or equal to 1.0 to 1.0                                     .80%

      II             Greater than 1.0 to 1.0 but less than or                            1.05%
                     equal to 1.5 to 1.0

      III            Greater than 1.5 to 1.0 but less than or                            1.30%
                     equal to 2.0 to 1.0

      IV             Greater than 2.0 to 1.0 but less than or                            1.55%
                     equal to 2.5 to 1.0

      V              Greater than 2.5 to 1.0 but less than or                            1.80%
                     equal to 3.0 to 1.0

      VI             Greater than 3.0 to 1.0                                             2.05%



; provided, however, that (a) adjustments, if any, to the Applicable Margin resulting from a change in the Leverage Ratio shall be effective five Business Days after the Agent has received a Compliance Certificate, (b) in the event that no Compliance Certificate has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of subsection 5.2(b), the Applicable Margin from such date until such Compliance Certificate is actually delivered shall be that applicable under Level VI, (c) in the event that the actual Leverage Ratio for any fiscal quarter is subsequently determined to be greater than or less than that set forth in the Compliance Certificate for such fiscal quarter, the Applicable Margin shall be recalculated for the applicable period based upon such actual Leverage Ratio and (d) anything in this definition to the contrary notwithstanding, until receipt by the Agent of the Compliance Certificate for the fiscal quarter ending December 31, 2001, the Applicable Margin shall be that applicable under Level I. Any additional interest on the Loans resulting from the operation of clause (c) above shall be payable by the Borrowers jointly and severally to the Banks within five (5) days after receipt of a written demand therefor from the Agent. The Applicable Margin for all Base Rate Loans shall be zero percent (0%).

                  "Application": in respect of each Letter of Credit issued by the Issuing Bank, an application, in such form as the Issuing Bank may specify from time to time, requesting issuance of such Letter of Credit.

                  "Assignment and Acceptance": an assignment and acceptance entered into by a Bank and a Purchasing Bank, and accepted by the Agent pursuant to Section 9.6 hereof, in the form of Exhibit B attached hereto, or such other form as shall be approved by the Agent.

                  "Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus one half of one percent (0.5%). If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the definition of such term, the Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be.

                  "Base Rate Loan": any Revolving Loan or 364 Day Loan bearing interest at a rate determined by reference to the Base Rate.

                  "Borrowers' Representative": has the meaning assigned to such term in Section 2.20.

                  "Borrowing Date": any Business Day on which a Loan is to be made at the request of the Borrowers' Representative under this Agreement.

                  "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in Philadelphia, Pennsylvania are authorized or required by law to close and with respect to LIBOR Loans, such day shall also be a day on which banks are open for dealings in dollar deposits in the London Interbank Market.

                  "Capital Lease": at any time, a lease with respect to which the lessee is required to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

                  "Capital Lease Obligations": at any time, the amount of the obligations under Capital Leases which would be shown at such time as a liability on a consolidated balance sheet of the Company and its consolidated Subsidiaries prepared in accordance with GAAP.

                  "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                  "Cash Management Agreements": has the meaning assigned to such term in Section 2.3(i).

                  "Change of Control": an event or series of events by which (a) any "person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under such Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire without condition, other than passage of time, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 20% of the total voting power of the then outstanding Voting Stock of the Company, or (b) from and after the date hereof, individuals who on the date hereof constitute the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors on the date hereof or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

                  "Closing Date": the first date on which all of the conditions precedent set forth in Section 4.1 have been satisfied or waived by the Agent.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time.

                  "Commitments": the 364 Day Commitments, the Revolver Commitments and the Swing Line Commitments, as the context may require.

                  "Commitment Fees": those certain fees payable to the Banks on the Facilities as defined in subsection 2.7(a).

                  "Commitment Fee Rate": for any Facility on any date, the percentage per annum set forth below in the column entitled 364 Day Facility or Revolver Facility, as applicable, opposite the Leverage Ratio shown on the last Compliance Certificate delivered by the Borrowers to the Agent pursuant to subsection 5.2(b) prior to such date:



      Level          Leverage Ratio                            364 Day Facility           Revolver Facility
      -----          --------------                            ----------------           -----------------

      I              Less than or equal to 1.0 to 1.0              0.15%                       0.20%

      II             Greater than 1.0 to 1.0 but less              0.15%                       0.20%
                     than or equal to 1.5 to 1.0

      III            Greater than 1.5 to 1.0 but less              0.20%                       0.25%
                     than or equal to 2.0 to 1.0

      IV             Greater than 2.0 to 1.0 but less              0.25%                       0.30%
                     than or equal to 2.5 to 1.0

      V              Greater than 2.5 to 1.0 but less              0.30%                       0.35%
                     than or equal to 3.0 to 1.0

      VI             Greater than 3.0 to 1.0                       0.35%                       0.40%



; provided, however, that, (a) adjustments, if any, to the Commitment Fee Rate resulting from a change in the Leverage Ratio shall be effective five Business Days after the Agent has received a Compliance Certificate, (b) in the event that no Compliance Certificate has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of subsection

5.2(b), the Commitment Fee Rate from such date until such Compliance Certificate is actually delivered shall be that applicable under Level VI, (c) in the event that the actual Leverage Ratio for any fiscal quarter is subsequently determined to be greater than or less than that set forth in the Compliance Certificate for such fiscal quarter, the Commitment Fee Rate shall be recalculated for the applicable period based upon such actual Leverage Ratio and (d) anything in this definition to the contrary notwithstanding, until receipt by the Agent of the Compliance Certificate for the fiscal quarter ending December 31, 2001, the Commitment Fee Rate shall be that applicable under Level I. Any additional Commitment Fee that is due to the Banks resulting from the operation of clause
(c) above shall be payable by the Borrowers jointly and severally within five
(5) days after receipt of a written demand therefor from the Agent.

                  "Commitment Letter": the letter, dated November 9, 2001, from the Agent to the Company relating to the payment of certain fees and expenses in connection with the transactions contemplated hereby, as amended, supplemented or otherwise modified from time to time.

                  "Commitment Percentage": at any time, the percentage which a Bank's 364 Day Commitments and Revolver Commitment constitutes of the aggregate of the 364 Day Commitments and Revolver Commitment of all Banks at such time (or at any time after the 364 Day Commitments and/or Revolver Commitments, as the case may be, shall have expired or terminated, the percentage which the amount of such Bank's 364 Day Exposure and/or Revolver Exposure constitutes of the aggregate amount of the 364 Day Exposure and/or Revolver Exposure of all Banks at such time).

                  "Commitment Period": with respect to the (a) 364 Day Facility, the period from and including the date hereof to but not including the 364 Day Termination Date, and (b) the Revolver Facility, the period from and including the date hereof to but not including the Revolver Termination Date.

                  "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

                  "Compliance Certificate": has the meaning assigned to such term in subsection 5.2(b).

                  "Contractual Obligation": as to any Person, any provision of any security issued by such Person or any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Daily LIBOR Loan": any Swing Line Loan and any 364 Day Loans bearing interest at the Daily LIBOR Rate.

                  "Daily LIBOR Rate": the rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1%) (x) the rate of interest published each Business Day in The Wall Street Journal "Money Rates" listing (or in the event such rate is no longer available from such source, from such other comparable publication as the Agent shall reasonably determine) under the caption "London Interbank Offered Rates" for a one month interest period by (y) one minus the percentage prescribed by the Federal Reserve for determining the maximum reserve requirements with respect to any eurocurrency funding by the Banks on such day. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Daily LIBOR Rate without notice to the Borrowers, and shall be applicable to the then outstanding balance under the 364 Day Loans to which the Daily LIBOR Rate applies and/or the then outstanding balance under the Swing Line Loans from the effective date of such change.

                  "Debt to Capitalization Ratio" for any period, the ratio of
(i) Total Senior Funded Debt to (ii) Total Capitalization.

                  "Default": any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition precedent therein set forth, has been satisfied.

                  "Distribution": in respect of any Person, (a) dividends or other distributions on Capital Stock of such Person (except distributions in Capital Stock of such Person); (b) the redemption or acquisition of such Capital Stock or of warrants, rights or other options to purchase such Capital Stock (except when solely in exchange for Capital Stock of such Person); and (c) any payment on account of, or the setting apart of any assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any share of any class of Capital Stock of such Person or any warrants or options to purchase any such Capital Stock.

                  "Dollars" and "$": dollars in lawful currency of the United States of America.

                  "EBITDA": for any period of four (4) consecutive quarters, consolidated net income (excluding extraordinary gains and losses), plus the sum of (a) income tax expense, (b) interest expense, (c) depreciation and amortization and (d) any other non-cash charge against net income acceptable to the Agent and the Required Banks (which shall include a non-cash charge against net income in connection with stock-based compensation), in each case to the extent included in the calculation of consolidated net income, in each case to the extent deducted in determining net income, as determined for the Company and its consolidated Subsidiaries in accordance with GAAP.

                  "Environmental Laws": any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or binding requirements of any Governmental Authority, or binding Requirement of Law regulating, relating to or imposing liability or standards of conduct concerning protection of the environment, as now or may at any time hereafter be in effect.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                   "Eurocurrency Rate Reserve Percentage": the maximum percentage (expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Agent which is in effect during any relevant period: (i) as prescribed by the Board of Governors of the Federal

Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System; and (ii) to be maintained by a Bank as required for reserve liquidity, special deposit, or a similar purpose by any governmental or monetary authority of any country or political subdivision thereof (including any central bank), against (A) any category of liabilities that includes deposits by reference to which a LIBOR Rate is to be determined, or (B) any category of extension of credit or other assets that includes Loans or Tranches to which a LIBOR Rate applies.

                  "Event of Default": any of the events specified in Section 7, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Existing Credit Agreement" collectively, (i) the Credit Agreement, dated as of September 29 ,1989 among certain of the Borrowers and First Union National Bank, as heretofore amended, supplemented or otherwise modified, (ii) $5,000,000 Short Term Line from First Union National Bank and
(iii) the Credit Agreement, dated as of February 19, 1999 among certain of the Borrowers and PNC Bank, National Association, as heretofore amended, supplemented or otherwise modified

                  "Extensions of Credit": the collective reference to Loans made and Letters of Credit issued under this Agreement.

                  "Facilities": the 364 Day Facility and the Revolver Facility.

                  "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fixed Charge Coverage Ratio": for any period, the ratio of
(i) EBITDA to (ii) the sum of interest expense, income tax expense, principal payments (other than principal payments on revolving credit facilities) and dividend Distributions in each case as determined for the Company and its consolidated Subsidiaries in accordance with GAAP.

                  "GAAP": at any time with respect to the determination of the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation, generally accepted accounting principles as in effect in the United States on the date of, or at the end of the period covered by, the financial statements from which such asset, liability, item of income, or item of expense, is derived, or, in the case of any such computation, as in effect on the date when such computation is required to be determined, consistently applied.

                  "Governmental Acts": has the meaning assigned to such term in subsection 2.8(j).

                  "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranty Obligation": as to any Person, any guarantee of payment or performance by such Person of any Indebtedness or other obligation of any other Person, or any agreement to provide financial assurance with respect to the financial condition, or the payment of the obligations of, such other Person (including, without limitation, purchase or repurchase agreements, reimbursement agreements with respect to letters of credit or acceptances, indemnity arrangements, grants of security interests to support the obligations of another Person, keepwell agreements and take-or-pay or through-put arrangements) which has the effect of assuring or holding harmless any third Person against loss with respect to one or more obligations of such third Person; provided, however, the term Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation of any Person shall be deemed to be the greater of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made and
(b) the maximum amount for which such contingently liable Person may be liable pursuant to the terms of the instrument embodying such Guaranty Obligation, unless such primary obligation and the maximum amount for which such contingently liable Person may be liable are not stated or determinable, in which case the amount of such Guaranty Obligation shall be such contingently liable Person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith. Guaranty Obligations of any Person shall include the amount of any future "earn-out" or similar payments to be made to any other Person in connection with a Permitted Acquisition to the extent such payments are required under GAAP to be reflected as indebtedness on the financial statements of the contingently liable Person.

                  "Indebtedness": of any Person at any date, without duplication:

                  (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), including earn-outs and similar obligations,

                  (b) any other indebtedness which is evidenced by a note, bond, debenture or similar instrument,

                  (c) all Capital Lease Obligations of such Person,

                  (d) all obligations of such Person in respect of outstanding letters of credit, acceptances and similar obligations created for the account of such Person,

                  (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof,

                  (f) net liabilities of such Person under interest rate cap agreements, interest rate swap agreements, foreign currency exchange agreements, netting agreements and other hedging agreements or arrangements (calculated on a basis satisfactory to the Agent and in accordance with accepted practice),

                  (g) withdrawal liabilities of such Person or any Commonly Controlled Entity under a Plan, and

                  (h) all Guaranty Obligations of such Person with respect to liabilities of a type described in any of clauses (a) through (g) of this definition.

                  The Indebtedness of any Person shall include any Indebtedness of any partnership in which such Person is the general partner.

                  "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Insolvent": pertaining to a condition of Insolvency.

                  "Intellectual Property": has the meaning assigned to such term in Section 3.16.

                  "Interest Payment Date": (a) as to any Base Rate Loan and any Daily LIBOR Loan (other than Swing Line Loans), the last day of each calendar quarter while such Loan is outstanding, (b) as to any LIBOR Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any LIBOR Loan having an Interest Period longer than three months, the day which is (i) three months after the first day of such Interest Period and (ii) the last day of such Interest Period.

                  "Interest Period": with respect to any LIBOR Loan:

                  (a) initially the period commencing on the borrowing or continuation date, as the case may be, and ending one, two, three or six months thereafter, as selected by the Borrowers in their Notice of Borrowing, given with respect thereto; and

                  (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Loan and ending one, two, three or six months thereafter, as selected by the Borrowers by irrevocable notice to the Agent in a Notice of Borrowing not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided, that the foregoing provisions relating to Interest Periods are subject to the following:

         (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;

         (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

         (iii) with respect to 364 Day Loans that are LIBOR Loans, no Interest Period shall extend beyond the 364 Day Termination Date;

         (iv) with respect to Revolving Loans that are LIBOR Loans, no interest period shall extend beyond the Revolver Termination Date; and

         (v) the Borrowers shall select Interest Periods so as not to require a payment or prepayment of any LIBOR Loan during an Interest Period for such Loan.

                  "Issuing Bank": PNC Bank, National Association, or such other Bank as designated by the Company to be the Issuing Bank and approved by the Required Banks, in its capacity as issuer of any Letter of Credit.

                  "Joinder and Assumption Agreement": a Joinder and Assumption Agreement substantially in the form of Exhibit D hereto pursuant to which a Subsidiary shall join this Agreement and other Loan Documents, as amended, supplemented or otherwise modified from time to time.

                  "Law": any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree or award of any Governmental Authority.

                  "Lending Office": the lending office(s) of the Banks set forth on Schedule I hereto or notice of which has been given to the Agent in accordance with the provisions of this Agreement.

                  "Letter of Credit": has the meaning assigned to that term in subsection 2.8(a).

                  "Letter of Credit Coverage Requirement": with respect to each Letter of Credit at any time, 102% of the maximum amount available to be drawn thereunder at such time (determined without regard to whether any conditions to drawing could be met at such time).

                  "Letter of Credit Fee": has the meaning assigned to that term in subsection 2.8(b).

                  "Letter of Credit Fee Rate": on any date, the percentage per annum set forth below opposite the Leverage Ratio shown on the last Compliance Certificate delivered by the Borrowers to the Agent pursuant to subsection 5.2(b) prior to such date:

                                                             Letter of Credit
    Level                                                        Fee Rate
    -----                                                    -----------------

      I              Less than or equal to 1.0                      .80%
                     to 1.0

      II             Greater than 1.0 to 1.0 but                   1.05%
                     less than or equal to 1.5
                     to 1.0

      III            Greater than 1.5 to 1.0 but                   1.30%
                     less than or equal to 2.0
                     to 1.0

      IV             Greater than 2.0 to 1.0 but                   1.55%
                     less than or equal to 2.5
                     to 1.0

      V              Greater than 2.5 to 1.0 but                   1.80%
                     less than or equal to 3.0
                     to 1.0

      VI             Greater than 3.0 to 1.0                       2.05%


; provided, however, that (a) adjustments, if any, to the Letter of Credit Fee Rate resulting from a change in the Leverage Ratio shall be effective five Business Days after the Agent has received a Compliance Certificate, (b) in the event that no Compliance Certificate has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of subsection 5.2(b), the Letter of Credit Fee Rate from such date until such Compliance Certificate is actually delivered shall be that applicable under Level VI, (c) in the event that the actual Leverage Ratio for any fiscal quarter is subsequently determined to be greater than or less than that set forth in the Compliance Certificate for such fiscal quarter, the Letter of Credit Fee Rate shall be recalculated for the applicable period based upon such actual Leverage Ratio and (d) anything in this definition to the contrary notwithstanding, until receipt by the Agent of the Compliance Certificate for the fiscal quarter ending December 31, 2001, the Letter of Credit Fee Rate shall be that applicable under Level I. Any additional fees on the Letters of Credit resulting from the operation of clause (c) above shall be payable by the Borrowers jointly and severally to the Banks within five (5) days after receipt of a written demand therefor from the Agent.

                  "Letter of Credit Obligations": at any time, an amount equal to the sum of (a) 100% of the maximum amount available to be drawn under all Letters of Credit outstanding at such time (determined without regard to whether any conditions to drawing could be met at such time) and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 2.8(d)(i).

                  "Letter of Credit Participant": in respect of each Letter of Credit, each Bank (other than the Issuing Bank) in its capacity as the holder of a participating interest in such Letter of Credit.

                  "Leverage Ratio" as of the last day of any fiscal quarter, the ratio of Total Senior Funded Debt on such date to (ii) EBITDA on such date.

                  "LIBOR Loan": any Revolving Loan or 364 Day Loan bearing interest at a rate determined by reference to the LIBOR Rate.

                  "LIBOR Rate": with respect to the 364 Day Loans and the Revolving Loans comprising any Tranche to which the LIBOR Rate applies for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upward to the nearest 1/100th of 1% per annum)
(i) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the London interbank offered rate of interest per annum appearing on Telerate display page 3750 or such other display page on the Telerate System as may replace such page evidencing quotes by the British Bankers' Association (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Agent) at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Tranche and having a borrowing date and a maturity comparable to such Interest Period by
(ii) a number equal to 1.00 minus the Eurocurrency Rate Reserve Percentage. Such LIBOR Rate may also be expressed by the following formula:

                             Telerate page 3750 quoted by British Bankers'
         LIBOR Rate =        Association or appropriate successor
                             -----------------------------------------------
                             1.00 - Eurocurrency Rate Reserve Percentage

The LIBOR Rate shall be adjusted with respect to any LIBOR Loan outstanding on the effective date of any change in the Eurocurrency Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrowers of the LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                  "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

                  "Loan Documents": this Agreement, the Notes, the Joinder and Assumption Agreements and the Applications, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.

                  "Loans": the collective reference to the 364 Day Loans, the Revolving Loans and the Swing Line Loans.

                  "Material Adverse Effect": a material adverse effect on (a) the business, operations, property or financial condition of the Borrowers taken as a whole, (b) the ability of the Company and the other Borrowers to perform their obligations under this Agreement, the Notes or any other Loan Document or
(c) the validity or enforceability of this Agreement, the Notes or any of the other Loan Documents or the rights or remedies of the Agent or the Banks hereunder or thereunder.

                  "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphynels, and ureaformaldehyde insulation.

                  "Moody's": Moody's Investors Services, Inc.

                  "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Notes": means the Revolver Notes, the 364 Day Notes and the Swing Line Note.

                  "Notice of Borrowing": with respect to a Loan of any Type, a notice from the Borrowers' Representative in respect of such Loan, in the form of Notice of Borrowing attached hereto as Exhibit C.

                  "Original Currency": has the meaning assigned to such term in
Section 2.19.

                  "Other Currency": has the meaning assigned to such term in
Section 2.19.

                  "Participant": has the meaning assigned to such term in subsection 9.6(f).

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                  "Permitted Acquisition": an acquisition by a Borrower of all or substantially all of the stock or assets of a Person engaged in business substantially similar to the Company or another Borrower or a business related to the manufacture or distribution of food products; provided that, at the time that any definitive agreement is entered into in respect of such acquisition, no Default or Event of Default shall exist or would exist if such acquisition were consummated on such date (assuming for purposes of the covenants contained in Section 6.1 that pro forma adjustments are made to the financial statements of the Company and its Subsidiaries reflecting such acquisition); provided further, that, without the consent of the Required Banks, the aggregate consideration paid by the Borrowers with respect to any one or series of related Permitted Acquisitions (including earnouts, payments under non-compete arrangements and assumption of debt) shall not exceed $30,000,000; and provided further, that if the aggregate consideration to be paid by the Borrowers with respect to any such acquisition (including earnouts, payments under non-compete arrangements and assumptions of debt) shall exceed $20,000,000, then the Person to be acquired shall have positive operating income for the twelve month period ending on the last day of the most recently completed fiscal quarter.

                  "Permitted Investments": (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or instrumentality thereof or guaranteed by the United States of America or any agency or instrumentality thereof, in each case maturing within one year from the date of acquisition thereof;

                  (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition, having one of the two highest ratings generally obtainable from either S&P or Moody's at the date of acquisition;

                  (c) commercial paper maturing no more than six months from the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 (or the equivalent) or higher from S&P and P-1 (or the equivalent) or higher from Moody's;

                  (d) money market mutual funds which make investments principally in securities of the type described in clauses (a) through (c) above in accordance with the regulations of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended; and

                  (e) fully collateralized repurchase agreements with a term of not more than 30 days for underlying securities of the type described in paragraphs (a) and (b) of this definition;

provided, that, in each case, such obligations are payable in U.S. Dollars.

                  "Permitted Liens": (a) any Liens for current taxes, assessments and other governmental charges not yet due and payable or being contested in good faith by any Borrower by appropriate proceedings and for which adequate reserves have been established by the Company and its Subsidiaries on a consolidated basis as reflected in its financial statements;

                  (b) any mechanic's, landlord's, materialman's, carrier's, warehousemen's or similar Liens for sums not yet due or being contested in good faith by the any Borrower by appropriate proceedings and for which adequate reserves have been established by the Company and its Subsidiaries on a consolidated basis as reflected in its financial statements;

                  (c) existing building restrictions, ordinances, privileges, rights of utility companies, easements, rights-of-way, restrictions and other similar encumbrances on the real property or fixtures of the Borrowers existing as of the date hereof and such Liens hereafter incurred in the ordinary course of business, which individually or in the aggregate are not substantial in amount and which do not in any case materially detract from the value to the Borrowers of the property subject thereto or interfere with the ordinary conduct of the business of the Borrowers;

                  (d) Liens (other than Liens imposed on any property of the Borrowers or any ERISA Affiliate pursuant to ERISA or Section 412 of the Code) incurred or deposits made in the ordinary course of business, including Liens in connection with workers' compensation, unemployment insurance and other types of social security and Liens to secure performance of tenders, statutory obligations, surety and appeal bonds, bids, leases that are not Capital Leases, performance bonds, sales contracts and other similar obligations, in each case, not incurred in connection with the obtaining of credit or the payment of a deferred purchase price, and which do not, in the aggregate, result in a Material Adverse Effect;

                  (e) Purchase Money Security Interests or Liens created pursuant to Capital Leases; provided, that (x) such Liens shall be created simultaneously with the acquisition of the property which is subject to such Lien, (y) such Liens do not at any time encumber any property other than such property and (z) the Liens are not modified to secure any Indebtedness other than that used to acquire such property;

                  (f) Liens existing on real property or equipment of a Subsidiary which Lien existed at the time of the acquisition of such Subsidiary;

                  (g) Liens existing upon the date hereof as set forth in
Schedule II hereto;

                  (h) judgment and other similar Liens arising in connection with court proceedings, in existence less than thirty (30) days after entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and the claims secured thereby are being actively contested in good faith and by appropriate legal proceedings;

                  (i) Liens in favor of any governmental agency or authority for the purpose of financing, through industrial revenue bonds or notes, the construction, acquisition or purchase of facilities, or machinery, equipment or other assets, or of any air, water or solid waste pollution control facilities to be used in connection with any such property;

                  (j) other Liens incidental to the conduct of the Borrowers' businesses conducted in the ordinary course (including without limitation, Liens on goods securing trade letters of credit issued in respect of importation of goods in the ordinary course of business) or the ownership of any Borrower's property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not in the aggregate materially detract from the value of such Borrower's property or assets or materially impair the use thereof in its business;

                  (k) Liens in favor of the Company or another Borrower on the assets of any Borrower; and

                  (l) any other Liens permitted under the terms of this Agreement.

                  "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which any Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Prime Rate": the rate of interest per annum publicly announced from time to time by PNC Bank, National Association as its prime rate in effect at its principal office in Philadelphia, Pennsylvania, which rate may not be the lowest rate then being charged by the Bank to commercial borrowers; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective.

                  "Principal Office": the main banking office of the Agent in Philadelphia, Pennsylvania.

                  "Properties": the collective reference to the facilities and properties owned, leased or operated by the Borrowers.

                  "Publication 500": has the meaning assigned to such term in subsection 2.8(f).

                  "Purchase Money Security Interest": Liens upon tangible personal property securing loans to the Borrowers or deferred payments by the Borrowers for the purchase of such tangible personal property, in each case securing amounts which do not exceed the purchase price of the property subject to such security interests.

                  "Purchasing Bank": has the meaning assigned to such term in subsection 9.6(b).

                  "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "Regulation X": Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "Reimbursement Obligation": in respect of each Letter of Credit, the obligation of the Borrowers to reimburse the Issuing Bank for all drawings made thereunder in accordance with subsection 2.8(d) and the Application related to such Letter of Credit for amounts drawn under such Letter of Credit.

                  "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                  "Reportable Event": any of the events set forth in Section 4043(c)(1), (2), (4), (5), (6), (10) and (13) of ERISA.

                  "Required Banks": at any time, those Banks holding (a) 66 2/3% of the sum of the 364 Day Commitments and the Revolver Commitments of such Banks or (b) in the event the 364 Day Commitments and/or the Revolver Commitments, as the case may be, shall have expired or been terminated, the sum of 66 2/3% of the 364 Day Exposure and/or the Revolver Exposure of such Banks.

                  "Requirement of Law": as to any Person, the Articles or Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer": with respect to any Borrower, the chief executive officer, president, vice president - finance, treasurer or chief financial officer of such Borrower. Unless otherwise qualified, all references to a "Responsible Officer" in this Agreement shall refer to a Responsible Officer of the Borrowers' Representative.

                  "Revolver Commitment": the obligation of any Bank to make Revolving Loans and to issue and/or acquire participating interests in Letters of Credit hereunder, in an aggregate amount at any one time outstanding not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "Revolver Commitment", as the same may be changed from time to time in accordance with the provisions of this Agreement and/or any applicable Assignment and Acceptance.

                  "Revolver Exposure": as to any Bank at any date, an amount equal to the sum of (a) the aggregate amount of all Revolving Loans made by such Bank then outstanding, and (b) such Bank's Commitment Percentage of the Letter of Credit Obligations then outstanding.

                  "Revolver Extension Request": has the meaning assigned to such term in subsection 2.14(d)(ii).

                  "Revolver Facility": the revolving credit facility pursuant to which the Banks have committed to make Revolving Loans and to issue and/or acquire participating interests in Letters of Credit hereunder.

                  "Revolver Notes": has the meaning assigned to such term in
Section 2.6(b).

                  "Revolver Termination Date": the earlier of (a) January 31, 2005 or such later date to which the Revolver Termination Date shall have been extended pursuant to subsection 2.14(d)(ii), and (b) the date the Revolver Commitments are terminated as provided herein.

                  "Revolving Loans": has the meaning assigned to such term in
Section 2.1(b).

                  "S&P": Standard & Poor's Rating Group, a division of McGraw-Hill Corporation.

                  "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "Subsequent Revolver Termination Date": has the meaning assigned to such term in subsection 2.14(d)(ii).

                  "Subsequent 364 Day Termination Date": has the meaning assigned to such term in subsection 2.14(d)(i).

                  "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other governing body of such entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of a Borrower.

                  "Swing Line Bank": PNC Bank, National Association, and any successor thereto, or any other Bank to which the Swing Line Commitment is assigned.

                  "Swing Line Commitment": the obligation of the Swing Line Bank to make Swing Line Loans in an aggregate amount at any one time outstanding not to exceed the amount set forth opposite the Swing Line Bank's name on Schedule I hereto under the caption "Swing Line Commitment", as the same may be changed from time to time in accordance with the provisions of this Agreement and/or any applicable Assignment and Acceptance.

                  "Swing Line Conversion Date": has the meaning assigned to such term in subsection 2.3(d).

                  "Swing Line Loan": has the meaning assigned to such term in subsection 2.3(a).

                  "Swing Line Note": has the meaning assigned to such term in subsection 2.3(c).

                  "Swing Line Repayment Date": has the meaning assigned to such term in subsection 2.3(b).

                  "Tangible Net Worth": at any time, the net book value of the Shareholders' equity of the Company as would be shown on a consolidated balance sheet at such time minus all assets which would be considered intangible under GAAP.

                  "Taxes": has the meaning assigned to such term in Section
2.17.

                  "Total Capitalization": at any period, the sum of (i) Tangible Net Worth plus (ii) Total Senior Funded Debt.

                  "Total Senior Funded Debt": as of the last day of any fiscal quarter, without duplication, the aggregate consolidated long term and short term senior Indebtedness of the Company and its consolidated Subsidiaries.

                  "Tranche": specified portions of 364 Day Loans and Revolving Loans outstanding as follows: (a) any 364 Day Loans or any Revolving Loans to which a LIBOR Rate applies which become subject to the same LIBOR Rate under the same Notice of Borrowing and which have the same Interest Period (b) any 364 Day Loans to which the Daily LIBOR Rate applies and (c) all 364 Day Loans and Revolving Loans to which the Base Rate applies shall each constitute one Tranche.

                  "364 Day Commitment": as to any Bank, the obligation of such Bank to make 364 Day Loans and to make or participate in Swing Line Loans, in an appropriate amount at any one time outstanding not to exceed the amount set forth opposite such Bank's name on Schedule I hereto under the caption "364 Day Commitment," as the same may be changed from time to time in accordance with the provisions of this Agreement and/or any applicable Assignment and Acceptance.

                  "364 Day Commitment Period": the period from and including the date hereof to but not including the 364 Day Termination Date.

                  "364 Day Exposure": as to any Bank at any date, an amount equal to the sum of (a) the appropriate amount of all 364 Day Loans made by such Bank then outstanding and (b) such Bank's Commitment Percentage of the amount of the Swing Line Loans then outstanding.

                  "364 Day Extension Request": has the meaning assigned to such term in subsection 2.14(d)(i).

                  "364 Day Facility": the revolving credit facility pursuant to which the Banks have committed to make 364 Day Loans and make or participate in Swing Line Loans.

                  "364 Day Loans": has the meaning assigned to such term in subsection 2.1(a).

                  "364 Day Notes": has the meaning assigned to such term in
Section 2.6(a), as the same may be amended, supplemented or otherwise modified from time to time.

                  "364 Day Termination Date": with respect to the 364 Day Facility, the earlier of (a) January 29, 2003 or such later date to which the 364 Day Termination Date shall have been extended pursuant to subsection 2.14(d)(i) hereof and (b) the date the 364 Day Commitments are terminated as provided herein.

                  "Type": when used in respect of any Loan, shall refer to the Rate by reference to which interest on such Loan is determined. For purposes hereof, "Rate" shall include the LIBOR Rate, the Daily LIBOR Rate (in the case of 364 Day Loans or Swing Line Loans) and the Base Rate.

                  "Voting Stock": Capital Stock of any class or classes of a Person the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or Persons performing similar functions).

                  1.2 Other Definitional Provisions.

                  (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes, the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

                  (b) As used herein and in the Notes and the other Loan Documents, and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Company and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined in this Agreement shall be equally applicable to both the singular and plural forms of such terms.

                   SECTION 2. LOANS AND TERMS OF COMMITMENTS

2.1      The Loans.
         ---------

                  (a) 364 Day Facility. Subject to the terms and conditions hereof including, without limitation, the conditions to each Extension of Credit set forth in Section 4.2 hereof, each Bank severally (and not jointly) agrees to make revolving credit loans under the 364 Day Facility (the "364 Day Loans") to the Borrowers on a joint and several basis from time to time during the 364 Day Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the amount of such Bank's 364 Day Commitment; provided, that after giving effect to each such 364 Day Loan the aggregate amount of 364 Day Loans from such Bank shall not exceed (x) such Bank's 364 Day Commitment minus (y) such Bank's pro rata share of (based on its Commitment Percentage) the amount of Swing Line Loans then outstanding. The 364 Day Commitments may be terminated or reduced from time to time pursuant to Section 2.14. Within the foregoing limits, the Borrowers may during such Commitment Period borrow, repay and reborrow under the 364 Day Commitments, subject to and in accordance with the terms and limitations hereof.

                  (b) Revolver Facility. Subject to the terms and conditions hereof including, without limitation, the conditions at each Extension of Credit set forth in Section 4.2 hereof, each Bank severally (and not jointly) agrees to make revolving credit loans under the Revolver Facility (the "Revolving Loans") to the Borrowers on a joint and several basis from time to time during the Revolver Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the amount of such Bank's Revolver Commitment; provided, that after giving effect to each such Revolving Loan, the aggregate amount of outstanding Revolving Loans made by such Bank shall not exceed (x) such Bank's Revolver Commitment minus (y) the sum of such Bank's pro rata share (based on its Commitment Percentage) of the amount of Letter of Credit Obligations then outstanding. The Revolver Commitments may be terminated or reduced from time to time pursuant to Section 2.14. Within the foregoing limits, the Borrowers may during such Commitment Period borrow, repay and reborrow under the Revolver Commitments, subject to and in accordance with the terms and limitations hereof.

                  (c) Type of Loans.

                  (i) The 364 Day Loans may from time to time be (A) LIBOR Loans, (B) Base Rate Loans, (C) Daily LIBOR Loans or (D) a combination thereof, as determined by the Borrowers and notified to the Agent in accordance with Sections 2.4 and 2.5; provided, that no Loan shall be made as a LIBOR Loan after the date that is one month prior to the 364 Day Termination Date.

                  (ii) The Revolving Loans may from time to time be (A) LIBOR Loans, (B) Base Rate Loans or (C) a combination thereof, as determined by the Borrowers and notified to the Agent in accordance with Sections 2.4 and 2.5; provided, that no Loan shall be made as a LIBOR Loan after the date that is one month prior to the Revolver Termination Date.

2.2      Procedure for 364 Day Loans and Revolving Loans.
         -----------------------------------------------

                  (a) Except as otherwise provided herein, the Borrowers may from time to time prior to the applicable Termination Date request the Banks to make 364 Day Loans and/or Revolving Loans by delivering to the Agent, not later than 10:00 a.m., Philadelphia time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Loans to which the LIBOR Rate applies and (ii) the Business Day of the proposed Borrowing Date with respect to the making of a Loan to which the Base Rate applies, of a duly completed Notice of Borrowing or a request by telephone immediately confirmed in writing, it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Notice of Borrowing shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Loans comprising each Tranche, the amount of which shall be in integral multiples of $100,000 and not less than $1,000,000 or, if less, the maximum amount under the 364 Day Commitment or the Revolver Commitment, as the case may be; (iii) whether the LIBOR Rate, LIBOR Daily Rate (in the case of the 364 Day Loans) or Base Rate shall apply to the proposed Loans comprising the applicable Tranche; and (iv) in the case of a Tranche to which the LIBOR Rate applies, the Interest Period for the proposed Loans comprising such Tranche.

                  (b) The Agent shall, promptly after receipt by it of a Notice of Borrowing pursuant to this Section 2.2, notify the Banks of its receipt of such Notice of Borrowing specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Loans requested thereby; (ii) the amount and Type of each such Loan and the applicable Interest Period (if any); and
(iii) the apportionment among the Banks of such Loans as determined by the Agent in accordance with Section 2.5. Subject to the terms and conditions hereof, each Bank shall remit the principal amount of each Loan to the Agent at the Principal Office prior to 2:00 p.m., Philadelphia time on the Borrowing Date requested by the Borrowers in funds immediately available to the Agent. Such borrowing will then be made available to the Borrowers by the Agent crediting the account of the Company on the books of the office specified in subsection 9.2 with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent. Unless the Agent shall have received notice from a Bank prior to the date of any borrowing that such Bank will not make available to the Agent such Bank's portion of such borrowing, the Agent may assume that such Bank has made such portion available in accordance with this subsection 2.2(b) and the Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent that any Bank shall not have made such Bank's pro rata portion of such borrowing available to the Agent, such Bank and the Borrowers (without prejudice to the Borrowers' rights against such Bank) severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Agent at (i) in the case of the Borrowers, the interest rate applicable at the time to the Loans comprising such borrowing and (ii) in the case of such Bank, the Federal Funds Effective Rate, provided, that, if such Bank shall not pay such amount within three Business Days of such Borrowing Date, the interest rate on such overdue amount shall, at the expiration of such three Business Day period, be the rate per annum applicable to Base Rate Loans. If such

Bank shall repay to the Agent such corresponding amount, such amount shall constitute such Bank's Loan as part of such borrowing for purposes of this Agreement.

                  (c) If in a Notice of Borrowing no election as to the Type of Loan is specified in any such notice, then the requested Loan shall be a Base Rate Loan, and if no election as to the Facility under which the Loan is to be made is specified, then the requested Loan shall be a Revolving Loan. If a LIBOR Loan is requested but no Interest Period with respect to such Loan is specified in any such notice, then the Borrowers shall be deemed to have selected an Interest Period of one month's duration.

                  2.3 Swing Line Loans.

                  (a) Subject to the terms and conditions hereof, the Swing Line Bank may in its discretion make swing line loans in Dollars (the "Swing Line Loans") to the Borrowers from time to time during the 364 Day Commitment Period in an aggregate outstanding principal amount up to the amount of the Swing Line Commitment for periods not to exceed seven days as requested by the Borrowers and agreed to by the Swing Line Bank; provided, that, no Swing Line Loan shall be made if, after giving effect to the making of such Swing Line Loan and the simultaneous application of the proceeds thereof, (x) the aggregate amount of all outstanding Swing Line Loans plus the aggregate amount of all outstanding 364 Day Loans would exceed the aggregate amount of the 364 Day Commitments of all of the Banks or (y) the aggregate amount of all 364 Day Loans made by a Bank plus such Bank's pro rata share (based on its Commitment Percentage) of the amount of Swing Line Loans then outstanding would exceed its 364 Day Commitment. Within the foregoing limits, the Borrowers may during the 364 Commitment Period borrow, repay and reborrow under the Swing Line Commitment, subject to and in accordance with the terms and limitations hereof. Each Swing Line Loan shall be a Daily LIBOR Loan based on the Daily LIBOR Rate, plus the Applicable Margin.

                  (b) The Borrowers may request a Swing Line Loan to be made on any Business Day. Each request for a Swing Line Loan shall be in the form of a Notice of Borrowing (or a request by telephone immediately confirmed in writing, it being understood that the Swing Line Bank may rely on the authority of any individual making such telephonic request without the necessity of receipt of such written confirmation) and received by the Agent not later than 11:00 a.m. (Philadelphia time) on the Business Day such Swing Line Loan is to be made, specifying in each case (i) the amount to be borrowed, (ii) the requested borrowing date, and (iii) the date such Swing Line Loan is to be repaid, if applicable (the "Swing Line Repayment Date"). The request for such Swing Line Loan shall be irrevocable. Provided that all applicable conditions precedent contained herein have been satisfied, the Swing Line Bank shall, not later than 4:00 p.m., Philadelphia time, on the date specified in the Borrowers' request for such Swing Line Loan, make such Swing Line Loan by crediting the Borrowers' deposit account with the Swing Line Bank.

                  (c) The obligation of the Borrowers to repay the Swing Line Loans shall be evidenced by a promissory note of the Borrowers dated the date hereof, payable to the order of the Swing Line Bank in the principal amount of the Swing Line Commitment and substantially in the form of Exhibit A-3 (as amended, supplemented or otherwise modified from time to time, the "Swing Line Note").

                  (d) Swing Line Loans and accrued interest thereon shall be repaid on the earlier of (1) the 364 Day Termination Date, (2) the Swing Line Repayment Date for such Swing Line Loan or (3) the seventh day after the date such Swing Line Loan was made (any such date being the "Swing Line Conversion Date"). Unless the Borrowers shall have notified the Agent prior to 11:00 a.m., Philadelphia time, on such Swing Line Conversion Date that the Borrowers intend to repay such Swing Line Loan with funds other than the proceeds of a 364 Day Loan, the Borrowers shall be deemed to have given notice to the Agent requesting the Banks to make 364 Day Loans which shall earn interest at the Daily LIBOR Rate in effect on the Swing Line Conversion Date in an aggregate amount equal to the amount of such Swing Line Loan plus interest thereon, and subject to satisfaction or waiver of the conditions specified in Section 4.2, the Banks shall, on the Swing Line Conversion Date, make 364 Day Loans, which shall earn interest at the Daily LIBOR Rate, in an aggregate amount equal to the amount of such Swing Line Loan plus interest thereon, the proceeds of which shall be applied directly by the Agent to repay the Swing Line Bank for such Swing Line Loan plus accrued interest thereon; and provided, further, that if for any reason the proceeds of such 364 Day Loans are not received by the Swing Line Bank on the Swing Line Conversion Date in an aggregate amount equal to the amount of such Swing Line Loan plus accrued interest, the Borrowers shall reimburse the Swing Line Bank on the day immediately following the Swing Line Conversion Date, in same day funds, in an amount equal to the excess of the amount of such Swing Line Loan over the aggregate amount of such 364 Day Loans, if any, received plus accrued interest thereon.

                  (e) In the event that the Borrowers shall fail to repay the Swing Line Bank as provided in this Section 2.3(e) in an amount equal to the amount required under Section 2.3(d), the Agent shall promptly notify each Bank of the unpaid amount of such Swing Line Loan and of such Bank's respective participation therein in an amount equal to such Bank's pro rata share of such Swing Line Loan (based on its Commitment Percentage). Each Bank shall make available to the Agent for payment to the Swing Line Bank an amount equal to its respective participation therein (including without limitation its pro rata share of accrued but unpaid interest thereon), in same day funds, at the office of the Agent specified in such notice, not later than 11:00 a.m., Philadelphia time, on the Business Day after the date the Agent notifies each Bank. In the event that any Bank fails to make available to the Agent the amount of such Bank's participation in such unpaid amount as provided herein, the Swing Line Bank shall be entitled to recover such amount on demand from such Bank together with interest thereon at a rate per annum equal to the Federal Funds Effective Rate for each day during the period between the Swing Line Conversion Date and the date on which any Bank makes available its participation in such unpaid amount. The failure of any Bank to make available to the Agent its pro rata share of any such unpaid amount shall not relieve any other Bank of its obligations hereunder to make available to the Agent its pro rata share of such unpaid amount on the Swing Line Conversion Date. The Agent shall distribute to each Bank which has paid all amounts payable by it under this Section 2.3(e) with respect to the unpaid amount of any Swing Line Loan, such Bank's pro rata share of all payments received by the Agent from the Borrowers in repayment of such Swing Line Loan when such payments are received. Notwithstanding anything to the contrary herein, each Bank which has paid all amounts payable by it under this Section 2.3(e) shall have a direct right to repayment of such amounts from the Borrowers subject to the procedures for repaying Banks set forth in this Section 2.3(e) and the provisions of Section 9.8.

                  (f) In the event the 364 Day Commitments are terminated in accordance with the terms hereof, the Swing Line Commitment shall also be terminated automatically. In the event the Borrowers reduce the 364 Day Commitment to less than the Swing Line Commitment, the Swing Line Commitment shall immediately be reduced to an amount equal to the 364 Day Commitment. In the event the Borrowers reduce the 364 Day Commitment to less than the outstanding principal amount of the Swing Line Loans, the Borrowers shall immediately repay the amount by which the outstanding Swing Line Loans exceeds the Swing Line Commitment as so reduced plus accrued interest thereon.

                  (g) At no time shall there be more than two outstanding Swing Line Loans. Each Swing Line Loan shall be in an original principal amount of $100,000 or a whole multiple thereof.

                  (h) The Borrowers shall have the right at any time and from time to time to prepay the Swing Line Loans, in whole or in part, without premium or penalty (but in any event subject to Section 2.18), upon prior written, facsimile or telephonic notice to the Swing Line Bank given no later than 11:00 a.m., Philadelphia time, on the date of any proposed prepayment. Each notice of prepayment shall specify the Swing Line Loan to be prepaid and the amount to be prepaid, shall be irrevocable and shall commit the Borrowers to prepay such amount on such date, with accrued interest thereon and any amounts owed under Section 2.18 hereof.

                  (i) In addition to making Swing Line Loans pursuant to the foregoing provisions of this Section 2.3, without the requirement for a specific request from the Borrowers pursuant to Section 2.3(b), the Swing Line Bank may make Swing Line Loans to the Borrowers in accordance with the provisions of the agreements between the Borrowers and the Swing Line Bank relating to the Borrowers' deposit, sweep and other accounts at the Swing Line Bank and related arrangements and agreements regarding the management and investment of the Borrowers' cash assets as in effect from time to time (the "Cash Management Agreements") to the extent of the daily aggregate net negative balance in the Borrowers' accounts which are subject to the provisions of the Cash Management Agreements. Swing Line Loans made pursuant to this Section 2.3(i) in accordance with the provisions of the Cash Management Agreements shall (i) be subject to the limitations as to aggregate amount set forth in Section 2.3(a), (ii) not be subject to the limitations as to number or individual amount set forth in Sections 2.3(g) or the repayment provisions of Section 2.3(d), (iii) be payable by the Borrowers, both as to principal and interest, at the times set forth in the Cash Management Agreements (but in no event later than the 364 Day Termination Date), (iv) not be made at any time after the Swing Line Bank has notice of the occurrence of a Default or Event of Default, (v) if not repaid by the Borrowers in accordance with the provisions of the Cash Management Agreements, be subject to each Bank's obligation to purchase participating interests therein pursuant to Section 2.3(e), and (vi) except as provided in the foregoing subsections (i) through (v), be subject to all of the terms and conditions of this Section 2.3.

                  2.4 Conversion and Continuation Options. The Borrowers shall have the right at any time upon prior irrevocable notice to the Agent (i) not later than 10:00 a.m., Philadelphia time, one Business Day prior to conversion,
(A) with respect to a 364 Day Loan, to convert any LIBOR Loan or Daily LIBOR Loan to a Base Rate Loan, and (B) with respect to a Revolving Loan, to convert any LIBOR Loan to a Base Rate Loan, (ii) not later than 10:00 a.m., Philadelphia time, one Business Day prior to conversion or continuation, with respect to a 364 Day Loan, to convert any Base Rate Loan into a Daily LIBOR Loan, to continue any Daily LIBOR Loan as a Daily LIBOR Loan or convert any LIBOR Loan into a Daily LIBOR Loan and (iii) not later than 10:00 a.m., Philadelphia time, three Business Days prior to conversion or continuation, (A) with respect to a 364 Day Loan, to convert any Base Rate Loan into a LIBOR Loan, to continue any LIBOR Loan as a LIBOR Loan for any additional Interest Period or convert any Daily LIBOR Loan into LIBOR Loan and (B) with respect to a Revolving Loan, to convert any Base Rate Loan into a LIBOR Loan or continue any LIBOR Loan as a LIBOR Loan for any additional Interest Period, subject in each case to the following:

                  (a) a LIBOR Loan may not be converted at a time other than the last day of the Interest Period applicable thereto;

                  (b) any portion of a Loan maturing or required to be repaid in less than one month may not be converted into or continued as a LIBOR Loan;

                  (c) no LIBOR Loan may be continued as such and no Base Rate Loan may be converted to a LIBOR Loan when any Default has occurred and is continuing and the Agent or the Required Banks have determined that such a continuation is not appropriate; and

                  (d) any portion of a LIBOR Loan that cannot be converted into or continued as a LIBOR Loan by reason of subsection 2.4(b) or 2.4(c) or as to which the Borrowers have failed to give notice of conversion or continuation automatically shall be converted to a Base Rate Loan on the last day of the Interest Period in effect for such Loan.

                  Each request by the Borrowers to convert or continue a Loan shall constitute a representation and warranty that no Default shall have occurred and be continuing. Accrued interest on a Loan (or portion thereof) being converted shall be paid by the Borrowers at the time of conversion. In connection with each such conversion or continuation requested by the Borrowers, the Borrowers shall deliver to the Agent a Notice of Borrowing or shall make such request by telephone immediately confirmed in writing, it being understood that the Agent may rely on the authority of any individual making such telephonic request without the necessity of receipt of such written confirmation.


                  2.5 Nature of Banks' Obligations with Respect to Loans. Each Bank shall be obligated to participate in each request for Loans pursuant to
Section 2.2 in accordance with its pro rata share (based on its Commitment Percentage) of the applicable Facility. The obligations of each Bank hereunder are several (and not joint). The failure of any Bank to perform its obligations hereunder shall not affect the obligations of the Borrowers to any other party nor shall any other party be liable for the failure of any Bank to perform its obligations hereunder. The Banks shall have no obligation to make 364 Day Loans or Swing Line Loans hereunder on or after the 364 Day Termination Date or to make Revolving Loans on or after the Revolver Termination Date.

                  2.6 Notes.

                  (a) The 364 Day Loans made by each Bank shall be evidenced by a promissory note of the Borrowers, substantially in the form of Exhibit A-1, with appropriate insertions as to payee, date and principal amount (each as amended, supplemented or otherwise modified from time to time, a "364 Day Note"), payable to the order of such Bank and in a principal amount equal to the amount of the initial 364 Day Commitment of such Bank. Each Bank is hereby authorized to record the date, currency, Type and amount of each 364 Day Loan made by such Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of LIBOR Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its 364 Day Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded in the absence of manifest error, provided, that the failure of any Bank to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrowers hereunder or under such 364 Day Note. Each 364 Day Note shall (a) be dated the Closing Date, (b) be stated to mature on the 364 Day Termination Date and (c) provide for the payment of interest in accordance with Sections 2.9 and 2.10.

                  (b) The Revolving Loans made by each Bank shall be evidenced by a promissory note of the Borrowers, substantially in the form of Exhibit A-2, with appropriate insertions as to payee, date and principal amount (each as amended, supplemented or otherwise modified from time to time, a "Revolver Note"), payable to the order of such Bank and in a principal amount equal to the amount of the initial Revolver Commitment of such Bank. Each Bank is hereby authorized to record the date, currency, Type and amount of each Revolving Loan made by such Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of LIBOR Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Revolver Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded in the absence of manifest error, provided, that the failure of any Bank to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrowers hereunder or under such Revolver Note. Each Revolver Note shall (a) be dated the Closing Date, (b) be stated to mature on the Revolver Termination Date and (c) provide for the payment of interest in accordance with Sections 2.9 and 2.10.

                  (c) The Swing Line Loans shall be evidenced by the Swing Line Note, payable to the order of the Swing Line Bank and in a principal amount equal to the amount of the Swing Line Commitment. The Swing Line Bank is hereby authorized to record the date, Type and amount of each Swing Line Loan made by such Bank and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of the Swing Line Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded in the absence of manifest error, provided, that the failure of the Swing Line Bank to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrowers hereunder or under the Swing Line Note. The Swing Line Note shall (a) be dated the Closing Date, and (b) be stated to mature on the 364 Day Termination Date.

                  2.7 Fees.

                  (a) The Borrowers jointly and severally agree to pay to the Agent for the account of each Bank, on each December 31, March 31, June 30 and September 30 during the 364 Day Commitment Period and the Revolver Commitment Period and on the date on which the 364 Day Commitments and/or the Revolver Commitments shall be permanently reduced or terminated as provided herein, a commitment fee (the "Commitment Fee") at a rate per annum equal to the applicable Commitment Fee Rate in effect from time to time on the average daily amount of the difference between (i) the sum of the 364 Day Commitment and the Revolver Commitment of such Bank and (ii) the sum of the 364 Day Exposure and the Revolver Exposure of such Bank during the preceding quarter (or shorter period commencing with the date hereof or ending with the Termination Date for such Facility or the date on which such 364 Day Commitments or Revolver Commitments, as the case may be, shall be terminated or reduced). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days and shall be paid in Dollars. The Commitment Fees due to each Bank shall commence to accrue on the date hereof, and shall cease to accrue, as to the 364 Day Commitment, on the 364 Day Termination Date or, as to the Revolver Commitment, on the Revolver Termination Date. The Agent shall distribute the applicable Commitment Fees among the Banks pro rata in accordance with their respective Commitment Percentages.

                  (b) The Borrowers jointly and severally agree to pay the Agent, for its own account, administrative and other fees at the times and in the amounts set forth in the Commitment Letter.

                  (c) The Borrowers jointly and severally agree to pay the Agent for the account of each Bank on the Closing Date, a closing fee equal to 0.15% of the sum of the 364 Day Commitment and the Revolver Commitment of each such Bank.

                  (d) The foregoing fees shall be paid on the dates due, in immediately available funds, to the Agent for distribution, if and as appropriate, among the Banks. Once paid, none of the foregoing fees shall be refundable under any circumstances.

                  2.8 Letter of Credit Subfacility.

                  (a) Letter of Credit Requests and Availability. In lieu of the Loans under the Revolver Commitment, the Borrowers may request the issuance of a letter of credit (each, a "Letter of Credit" and, collectively, the "Letters of Credit") by delivering to the Issuing Bank a completed Application and agreement for letters of credit in such form and with such other certificates, documents and information as the Issuing Bank may specify from time to time by no later than 10:00 a.m., Philadelphia time, at least five (5) Business Days, or such shorter period as may be agreed to by the Issuing Bank, in advance of the proposed date of issuance. Each Letter of Credit shall be denominated in Dollars. Subject to the terms and conditions hereof and in reliance on the agreements of the other applicable Banks set forth in this

Section 2.8, the Issuing Bank will issue one or more Letters of Credit, provided, that each Letter of Credit shall (A) have a maximum maturity of twelve
(12) months from the date of issuance, and (B) in no event expire later than five (5) Business Days prior to the Revolver Termination Date, and provided further, that in no event shall (i) the amount of the Letter of Credit Obligations at any one time exceed the lesser of (x) $4,000,000, or (y) the Revolver Commitments minus the amount of the outstanding Revolving Loans or (ii) the sum of the aggregate amount of all Revolving Loans made by a Bank plus such Bank's Commitment Percentage of the amount of Letter of Credit Obligations then outstanding exceed its Revolver Commitment. The Issuing Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any Letter of Credit Participant to exceed any limits imposed by any applicable Requirement of Law. Notwithstanding the provisions of this subsection 2.8, the Banks and the Borrowers hereby agree that the Issuing Bank may issue upon the Borrowers' request, one or more Letter(s) of Credit which by its or their terms may be extended for additional periods of up to one year each provided that (i) the initial expiration date (or any subsequent expiration date) of each such Letter of Credit is not later than five (5) Business Days prior to the Revolver Termination Date, and (ii) renewal of such Letters of Credit, at the Issuing Bank's discretion, shall be available upon written request from the Borrowers to the Issuing Bank at least thirty (30) days (or such other time period as agreed by the Borrowers and the Agent) before the date upon which notice of renewal is otherwise required.

                  (b) Letter of Credit Fees. The Borrowers shall pay in Dollars
(i) to the Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") computed at the Letter of Credit Fee Rate in effect from time to time and (ii) to the Agent for the account of the Issuing Bank a fronting fee equal to 0.125% per annum, on the daily average undrawn face amount of outstanding Letters of Credit (computed in each case on the basis of the actual number of days such Letters of Credit are outstanding in a year of 360 days), which amounts shall be payable quarterly in arrears commencing with the last Business Day of each March, June, September and December following the issuance of a Letter of Credit and on the Revolver Termination Date. The Borrowers shall also pay to the Agent in Dollars for the sole account of the Issuing Bank, the Issuing Bank's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Issuing Bank may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit. Once paid, all of the above fees shall be nonrefundable under all circumstances. The Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the Banks all fees and commissions received by the Agent for their respective accounts pursuant to this subsection.

                  (c) Letter of Credit Participation By Banks

                  (i) The Issuing Bank irrevocably grants to each Letter of Credit Participant, and, to induce the Issuing Bank to issue Letters of Credit hereunder, each Letter of Credit Participant irrevocably accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such Letter of Credit Participant's own account and risk, an undivided interest equal to such Letter of Credit Participant's Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit issued by the Issuing Bank hereunder and the amount of each draft paid by the Issuing Bank thereunder. Each Letter of Credit Participant unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit issued by the Issuing Bank for which the Issuing Bank is not reimbursed in full by the Borrowers in accordance with the terms of this Agreement, such Letter of Credit Participant shall pay to the Issuing Bank upon demand at the Issuing Bank's address for notices specified herein an amount equal to such Letter of Credit Participant's Commitment Percentage of the amount of such draft or any part thereof, which is not so reimbursed. Any action taken or omitted by the Issuing Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Issuing Bank any resulting liability to any Bank.

                  (ii) If any amount required to be paid by any Letter of Credit Participant to the Issuing Bank pursuant to subsection 2.8(c)(i) in respect of any unreimbursed portion of any payment made by the Issuing Bank under any Letter of Credit is not paid to the Issuing Bank on the date such payment is due from such Letter of Credit Participant, such Letter of Credit Participant shall pay to the Issuing Bank on demand an amount equal to the product of (x) such amount, times (y) the daily average Federal Funds Effective Rate, as quoted by the Issuing Bank, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Bank, times (z) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Bank submitted to any Letter of Credit Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

                  (iii) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any Letter of Credit Participant its pro rata share of such payment in accordance with subsection 2.8(c)(i), the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Borrowers or otherwise, including by way of set-off or proceeds of collateral applied thereto by the Issuing Bank), or any payment of interest on account thereof, the Issuing Bank will distribute to such Letter of Credit Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Bank shall be required to be returned by the Issuing Bank, such Letter of Credit Participant shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it.

                  (d) Borrowers' Reimbursement Obligation

                  (i) Each Borrower jointly and severally agrees to reimburse the Issuing Bank in respect of a Letter of Credit on each date on which a draft presented under such Letter of Credit is paid by the Issuing Bank for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Bank in connection with such payment. Each such payment shall be made to the Issuing Bank at its Principal Office in Dollars and in immediately available funds.

                  (ii) Interest shall be payable on any and all amounts remaining unpaid by the Borrowers under this subsection from the date such amounts become payable until payment in full (A) for the first three days at the per annum rate equal to the Base Rate and (B) thereafter, at the per annum rate equal to the Base Rate plus 2.0%, and shall be payable on demand by the Issuing Bank.

                  (iii) Obligations Absolute. The obligations of the Borrowers under this subsection 2.8 shall be joint and several. The Borrowers (jointly and severally) and the Banks agree with the Issuing Bank that the Issuing Bank shall not be responsible for, and the Borrowers' Reimbursement Obligations under subsection 2.8(d)(i) and the Banks' obligations under Section 2.8(c) shall be absolute, unconditional and irrevocable under all circumstances, and shall not be affected by, among other things (1) the form of, any lack of power or authority of any signer of or the lack of, validity, enforceability, sufficiency, accuracy or genuineness of any document submitted by any party in connection with any Letter of Credit otherwise complying with the terms of the Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit or any obligation underlying any Letter of Credit, in each case, even if the Issuing Bank shall have been notified thereof except if and to the extent the Issuing Bank is directed by a court order not to honor the draw in connection with which any such document has been submitted, (2) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit (but only to the extent such Letter of Credit is transferable) or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (3 any claim of the Borrowers against any beneficiary of such Letter of Credit, or any other party to which such Letter of Credit may be transferred (but only to the extent such Letter of Credit is transferable) except where such claim is the result of the failure to comply fully with any conditions required in order to draw upon such Letter of Credit, (4) any dispute between or among any Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred, (5) any claims whatsoever of any Borrower against any beneficiary of such Letter of Credit or any such transferee, (6) any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, (7) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof except where such loss or delay is the result of the failure to comply fully with the terms of the Letter of Credit, (8) errors in interpretation of technical terms, (9) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit, (10) any act or omission (including the failure to honor a presentation complying with the terms of such Letter of Credit as a result of Governmental Acts or otherwise) by the Issuing Bank in connection with a Letter of Credit, (11) any consequences arising from causes beyond the control of the Issuing Bank, including any Governmental Acts, (12) any set-off, counterclaim, recoupment, defense or other right which any Bank may have against the Issuing Bank, the Borrowers or any other Person for any reason whatsoever,
(13) the existence of any claim, set-off, defense or other right which the Borrowers or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Issuing Bank or any Bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrowers and the beneficiary for which any Letter of Credit was procured), (14) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrowers, (15) any breach of this Agreement or any other Loan Document by any of the Borrowers, (16) the occurrence or continuance of an insolvency proceeding with respect to the Borrowers, (17) the fact that an Event of Default or a Default shall have occurred and be continuing and (18) the fact that the Revolver Termination Date shall have passed or this Agreement or the Revolver Commitments hereunder shall have been terminated, and none of the above shall affect or impair, or prevent the vesting of, any of the Issuing Bank's rights or powers hereunder, provided, in each case, that a court of competent jurisdiction has not finally determined that the reliance by the Issuing Bank on any of such documents, instruments or acts, or any such action by or omission of the Issuing Bank, constituted gross negligence or willful misconduct of the Issuing Bank.

                  Without limiting the generality of the foregoing, the Issuing Bank (i) may rely on any oral or other communication believed in good faith by the Issuing Bank to have been authorized or given by or on behalf of the Borrowers, (ii) may honor any presentation if the documents presented appear on their face to comply with the terms and conditions of relevant Letter of Credit,
(iii) shall not be liable to the Borrowers for any consequential, punitive or special damages, or for any damages resulting from any change in the value of any property relating to a Letter of Credit, (iv) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the Issuing Bank, (v) may honor any drawing that is payable upon presentation of a statement from an advising bank advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being separately delivered), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit, and (vi) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located.

                  (e) Law Governing Letters of Credit. (i) If any draft shall be presented for payment to the Issuing Bank under any Letter of Credit, the Issuing Bank shall promptly notify the Company of the date and amount thereof. The responsibility of the Issuing Bank to the Borrowers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit and any other obligation expressly imposed by the provisions of the Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500 ("Publication 500") or such other law as the Borrowers and the Issuing Bank agree shall apply, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

                  (ii) Each Borrower agrees jointly and severally to be bound by the terms of each Application and the Issuing Bank's written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Borrower's own. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Issuing Bank and the Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following the Borrowers' instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto. To the extent not otherwise inconsistent with this Agreement, the provisions of Publication 500 (or any other law as the Borrowers and the Issuing Bank agree shall apply) are hereby made a part of this Agreement with respect to the obligations in connection with each Letter of Credit.

                  (f) Indemnification of Issuing Bank and Banks. (i) In addition to amounts payable as provided in Section 9.5, the Borrowers hereby agree to protect, indemnify, pay and save harmless the Issuing Bank and the Banks and each of their respective officers, directors, shareholders and employees harmless from and against any and all claims, liabilities, losses, damages, taxes, penalties, interest, judgments, costs and expenses (including reasonable legal fees and costs, whether of internal or external counsel), which may be incurred by or awarded against any of them, and which arise out of or in connection with (a) any Letter of Credit, this Section 2.8, or the preparation for a defense of any investigation, litigation, or proceeding arising out of or in connection herewith or therewith (and irrespective of who may be the prevailing party); (b) any payment or action taken in connection with any Letter of Credit, including, without limitation, any action or proceeding seeking to restrain any drawing under a Letter of Credit or to compel or restrain any payment or any other action under a Letter of Credit or this Agreement (and irrespective of who may be the prevailing party); (c) the enforcement of this
Section 2.8 or the collection or sale of any property or collateral; and (d) any Governmental Act or other cause beyond the Issuing Bank's reasonable control; except, in each case, to the extent such claim, liability, loss, damage, tax, penalty, interest, judgment, cost or expense is found by a final judgment of a court of competent jurisdiction to have resulted from the Issuing Bank's gross negligence or willful misconduct.

                  (ii) Each Bank shall ratably in accordance with its Commitment Percentage, indemnify the Issuing Bank, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrowers) against any cost, expense (including reasonable counsel fees and expenses), claim, demand, action, loss or liability (except any of the foregoing that results from the indemnitees' gross negligence or willful misconduct) that such indemnities may suffer or incur in connection with this Section 2.8 or any action taken or omitted by such indemnities hereunder.

                  In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Issuing Bank under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not create any liability of the Issuing Bank to the Borrowers or any Bank.

                  2.9 Interest Rates and Payment Dates. The Borrowers shall pay interest in respect of the outstanding unpaid principal amount (i) of the 364 Day Loans as selected by it from the Base Rate, the LIBOR Rate or the Daily LIBOR Rate set forth below applicable thereto and (ii) of the Revolving Loans as selected by it from the Base Rate or LIBOR Rate set forth below applicable thereto, it being understood that, subject to the provisions of this Agreement, the Borrowers may select different interest rates and different Interest Periods to apply simultaneously to 364 Day Loans and Revolving Loans comprising different Tranches and may convert to or renew one or more applicable interest rates with respect to all or any portion of 364 Day Loans and Revolving Loans comprising any Tranche, provided, that there shall not be at any one time outstanding more than ten (10) Tranches in the aggregate outstanding at any time under both Facilities (including one Base Rate Tranche and one Daily LIBOR Rate Tranche, but excluding Swing Line Loans). If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate.

                  (a) Subject to the provisions of Section 2.10, (i) each Base Rate Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans, and
(ii) each Swing Line Loan shall be a Daily LIBOR Loan based on the Daily LIBOR Rate.

                  (b) Subject to the provisions of Section 2.10, each LIBOR Loan and each Daily LIBOR Loan shall bear interest, respectively, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the LIBOR Rate for the Interest Period in effect for such LIBOR Loan or the Daily LIBOR Rate in effect for such Daily LIBOR Loan plus the Applicable Margin.

                  (c) Interest on each 364 Day Loan and Revolving Loan shall be payable in arrears on each Interest Payment Date applicable to such Loan; provided, that (i) interest accruing on overdue amounts pursuant to Section 2.10 shall be payable on demand as provided in such Section and (ii) accrued and unpaid interest on such Loans shall be payable on the 364 Day Termination Date or the Revolver Termination Date, as the case may be. Interest on each Swing Line Loan shall be payable on the day such Swing Line Loan becomes due, including the 364 Day Termination Date.

                  (d) As soon as practicable the Agent shall notify the Borrowers and the Banks of (i) each determination of a LIBOR Rate or Daily LIBOR Rate and (ii) the effective date and the amount of each change in the interest rate on a LIBOR Loan or Base Rate Loan. Each determination of an interest rate by the Agent, pursuant to any provision of this Agreement (including this Section 2.9 and Section 2.10) shall be conclusive and binding on the Borrowers and the Banks in the absence of clearly demonstrable error. At the request of the Borrowers, the Agent shall deliver to the Borrowers a statement showing the quotations used by it in determining any interest rate pursuant to subsections 2.9(a) and (b).

                  2.10 Default Interest. Upon the occurrence of and during the continuance of an Event of Default under subsection 7.1(a) or (f), the outstanding principal amount of the Loans and, to the extent permitted by law, accrued and unpaid interest thereon and any other amount payable hereunder, shall bear interest from the date of such occurrence at a rate per annum which is equal to two percent (2%) in excess of the Base Rate (after as well as before judgment). Upon the occurrence of and during the continuance of an Event of Default other than under subsection 7.1(a) or (f), the outstanding principal amount of the Loans and, to the extent permitted by law, accrued and unpaid interest thereon and any other amounts payable hereunder, shall bear interest from the date that the Agent (at its discretion if not otherwise directed by the Required Banks or at the direction of the Required Banks) shall send notice to the Company of the application of the default rate at a rate per annum which is equal to two percent (2%) in excess of the Base Rate (after as well as before judgment).

                  2.11 Pro Rata Treatment of Loans and Payments; Commitment
Fees.

                  (a) Except as required under Section 2.13 or as otherwise provided for Swing Line Loans, each borrowing by the Borrowers hereunder, each payment or prepayment of principal of the Loans, each payment of interest on such Loans, each payment of Commitment Fees and Letter of Credit Fees, and each reduction of the 364 Day Commitments and the Revolver Commitments, shall be made pro rata among the Banks in accordance with their respective Commitment Percentages.

                  (b) Except as provided in subsection 2.3, each borrowing of a Swing Line Loan, each payment or prepayment of principal of a Swing Line Loan, each payment of interest on the Swing Line Loans and each reduction of the Swing Line Commitment shall be for the sole account of the Swing Line Bank.

                  (c) Each Bank agrees that in computing such Bank's portion of any borrowing to be made hereunder, the Agent may, in its discretion, round each Bank's percentage of such borrowing to the next higher or lower whole Dollar amount.

                  2.12 Payments.

                  (a) The Borrowers shall make each payment (including principal of or interest on any borrowing or any fees or other amounts) hereunder not later than 11:00 a.m., Philadelphia time, on the date when due to the Agent at its offices set forth in Section 9.2 for the ratable accounts of the Banks in Dollars in immediately available funds. Such payments shall be made without set-off or counterclaim of any kind. The Agent shall distribute to the Banks, as applicable, any payments received by the Agent promptly upon receipt in immediately available funds. The Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement.

                  (b) Whenever any payment (including principal of or interest on any borrowing or any fees or other amounts) hereunder (other than payments on LIBOR Loans) shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, if applicable. Whenever any payment (including principal of or interest on any borrowing or any fees or other amounts) hereunder on a LIBOR Loan shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

                  2.13 LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.

                  (a) The Agent shall have the rights specified in subsection 2.13(c) if on any date on which a LIBOR Rate would otherwise be determined, the Agent shall have determined (which determination shall upon notice thereof to the Borrowers be conclusive and binding on the Borrowers) that:

                  (i) adequate and reasonable means do not exist for ascertaining such LIBOR Rate, or

                  (ii) a contingency has occurred which materially and adversely affects the secondary market for negotiable certificates of deposit maintained by dealers of recognized standing relating to the London interbank LIBOR market relating to the LIBOR Rate.

                  (b) The Agent shall have the rights specified in subsection 2.13(c) if at any time any Bank shall have determined (which determination shall upon notice thereof to the Agent and the Borrowers be conclusive and binding on the Borrowers) that:

                  (i) the making, maintenance or funding of any Loan to which a LIBOR Rate applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Governmental Authority or with any request or directive of any such Governmental Authority (whether or not having the force of Law), or

                  (ii) such LIBOR Rate will not adequately and fairly reflect the cost to such Bank of the establishment or maintenance of any such Loan, or

                  (iii) after making all reasonable efforts, deposits of the relevant amount for the relevant Interest Period for a Loan to which a LIBOR Rate applies are not available to such Bank in the London interbank market.

                  (c) In the case of any event specified in subsection 2.13(a) above, the Agent shall promptly so notify the Banks and the Borrowers thereof, and in the case of an event specified in subsection 2.13(b) above, such Bank shall promptly so notify the Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrowers. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice given by the Agent, or (B) such Bank, in the case of such notice given by such Bank, to allow the Borrowers to select, convert to or renew a LIBOR Rate shall be suspended until the Agent shall have later notified the Borrowers, or such Bank shall have later notified the Agent, of the Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Agent makes a determination under subsection 2.13(a) and the Borrowers have previously notified the Agent of their selection of, conversion to or renewal of a LIBOR Rate and such interest rate has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of a Base Rate Loan to the extent permitted hereunder. If any Bank notifies the Agent of a determination under subsection 2.13(b), the Borrowers shall, subject to the Borrowers' indemnification obligations under subsection 2.18 as to any Loan of the Bank to which a LIBOR Rate applies, on the date specified in such notice either (i) as applicable, convert such Loan to the Base Rate, or (ii) prepay such Loan in accordance with
Section 2.15. Absent due notice from the Borrowers of conversion or prepayment, such Loan shall automatically be converted to the Base Rate upon such specified date.

         2.14 Termination, Reduction and Extension of Commitments.

                  (a) The 364 Day Commitments and the Swing Line Commitment shall be automatically terminated on the 364 Day Termination Date whereupon all 364 Day Loans and Swing Line Loans and accrued interest thereon shall become due and payable in full. The Revolver Commitments shall be automatically terminated on the Revolver Termination Date whereupon all Revolving Loans and accrued interest thereon shall become due and payable in full.

                  (b) Upon at least five Business Days' prior irrevocable written (including facsimile) notice to the Agent, the Borrowers may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments; provided, however, that (i) each partial reduction of the 364 Day Commitments shall be in a minimum principal amount of $1,000,000 or in a whole multiple thereof, (ii) each partial reduction of the Revolver Commitments shall be in a minimum principal amount $3,000,000 or in a whole multiple thereof, and (iii) the Commitments may not be reduced or terminated if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the 364 Day Exposure and/or the Revolver Exposure at such time would exceed the aggregate amount of the 364 Day Commitments and/or Revolver Commitments, respectively, at such time.

                  (c) Each reduction in the 364 Day Commitments and/or Revolver Commitments hereunder shall be made ratably among the Banks in accordance with their respective Commitment Percentages. The Borrowers shall pay to the Agent for the account of the Banks on the date of each termination or reduction of the Commitments, the Commitment Fees on the amount of such Commitments so terminated or reduced accrued to the date of such termination or reduction.

                  (d) (i) During the period beginning one hundred and twenty
(120) days and ending sixty (60) days prior to the initial and any subsequent 364 Day Termination Date, the Borrowers may deliver to the Agent (which shall promptly transmit to each Bank) a notice (a "364 Day Extension Request") requesting that the 364 Day Commitments be extended to the date three hundred sixty-four (364) days after the 364 Day Termination Date then in effect (a "Subsequent 364 Day Termination Date"). Within thirty (30) days after its receipt of any such notice, each Bank shall notify the Agent of its willingness or unwillingness so to extend its 364 Day Commitment. Any Bank that shall fail so to notify the Agent within such period shall be deemed to have declined to extend its 364 Day Commitment. In the event that all Banks shall approve a 364 Day Extension Request (a) the respective 364 Day Commitments of the Banks shall, without further act by any party hereto, be extended to the Subsequent 364 Day Termination Date, and (b) the term "364 Day Termination Date" shall thereafter mean such

Subsequent 364 Day Termination Date. Any such extension shall be evidenced by a written agreement among the Agent, the Banks and the Borrowers, such agreement to be in form and substance acceptable to the Agent and the Banks.

                  (ii) During the period beginning subsequent to the first anniversary of this Agreement and ending sixty (60) days prior to the initial and any subsequent Revolver Termination Date, the Borrowers may deliver to the Agent (which shall promptly transmit to each Bank) a notice (a "Revolver Extension Request") requesting that the Revolver Commitments be extended to the date one (1) year after the Revolver Termination Date then in effect (a "Subsequent Revolver Termination Date"). Within thirty (30) days after its receipt of any such notice, each Bank shall notify the Agent of its willingness or unwillingness so to extend its Revolver Commitment. Any Bank that shall fail so to notify the agent within such period shall be deemed to have declined to extend its Revolver Commitment. In the event that all Banks shall approve a Revolver Extension Request (a) the term "Revolver Termination Date" shall thereafter mean such Subsequent Revolver Termination Date. Any such extension shall be evidenced by a written agreement among the Agent, the Banks and the Borrowers, such agreement to be in form and substance acceptable to the Agent and the Banks.

                  2.15 Prepayment of Loans.

                  (a) The Borrowers shall have the right at any time and from time to time to prepay Loans, in whole or in part, without premium or penalty (but in any event subject to subsection 2.18), upon prior written, telecopy or telephonic notice to the Agent given, in the case of Base Rate Loans, no later than 11:00 am., Philadelphia time, one Business Day before any proposed prepayment, and in the case of LIBOR Loans, no later than 11:00 a.m., Philadelphia time, three Business Days before any such proposed prepayment. In each case the notice shall specify the date, amount of each such prepayment, whether the prepayment is of LIBOR Loans, Daily LIBOR Loans or Base Rate Loans, or a combination thereof, and, if a combination thereof, the amount allocable to each; provided, however, that each such partial prepayment shall be in the principal amount of at least (i) with respect to prepayments of Base Rate Loans or Daily LIBOR Loans, $1,000,000 or in whole multiples of $100,000 in excess thereof, and (ii) with respect to prepayments of Loans that bear interest at the LIBOR Rate, $1,000,000 or in whole multiples of $500,000 in excess thereof.

                  (b) On the date of any termination or reduction of either the 364 Day Commitments or the Revolver Commitments pursuant to Section 2.14, the Borrowers shall pay or prepay so much of the Loans as shall be necessary in order that the aggregate 364 Day Exposure and the Revolver Exposure at such time would not exceed the aggregate amount of the 364 Day Commitments and/or the Revolver Commitments, as the case may be, at such time.

                  (c) All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Base Rate Loans and all fees, costs and expenses payable in connection therewith, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. If the Borrowers prepay a 364 Day Loan, all outstanding Swing Line Loans shall (unless the Swing Line Bank shall otherwise agree) first be repaid from the proceeds thereof. If the Borrowers fail to specify the applicable Tranche which the Borrowers are prepaying, the prepayment shall, subject to the immediately prior sentence, be applied first to Base Rate Loans, then to Daily LIBOR Loans and then to LIBOR Loans, with payments applied to LIBOR Loans being applied in order of next maturing Interest Periods. Any prepayment hereunder shall be subject to the Borrowers' obligation to indemnify the Banks under Section 2.18.

                  (d) Upon receipt of any notice of prepayment, the Agent shall promptly notify each Bank thereof.

                  (e) Amounts prepaid pursuant to this Section (other than subsection (b) hereof) may be reborrowed, subject to the terms and conditions hereof.

                  2.16 Requirements of Law.

                  (a) In the event that any change in any Requirement of Law or in the interpretation, or application thereof or compliance by any Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject any Bank to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any LIBOR Loan made by it or payments by the Borrowers of principal, interest, fees or other amounts due from the Borrowers hereunder, or change the basis of taxation of payments to such Bank in respect thereof (except for taxes covered by Section 2.17 and changes in the rate of tax on the net income of such Bank);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans, letters of credit or other extensions of credit by, or any other acquisition of funds by, any Bank or any Lending Office of any Bank which is not otherwise included in the determination of the interest rate on such LIBOR Loan hereunder; or

                  (iii) shall impose on any Bank or any Lending Office of any Bank any other condition;

and the result of any of the foregoing is to increase the cost to such Bank or its Lending Office, by an amount which such Bank deems in its sole but reasonable discretion to be material, of making, converting into, continuing or maintaining LIBOR Loans, maintaining any commitment hereunder or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof then, in any such case, the Borrowers shall as promptly as practicable pay such Bank, upon its demand, any additional amounts necessary to compensate such Bank for such increased cost or reduced amount receivable. If any Bank becomes entitled to claim any additional amounts pursuant to this subsection, it shall as promptly as practicable notify the Company, through the Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Bank, through the Agent, to the Company shall be conclusive in the absence of clearly demonstrable error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                  (b) In the event that any Bank shall have determined that any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Bank or any corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Bank's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Bank or such corporation could have achieved but for such change or compliance (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, the Borrowers shall as promptly as practicable pay such Bank, upon its demand, such additional amount or amounts as will compensate such Bank for such reduction. If any Bank becomes entitled to claim any additional amounts pursuant to this subsection, it shall as promptly as practicable notify the Company, through the Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Bank, through the Agent, to the Company shall be conclusive in the absence of clearly demonstrable error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                  (c) Each Bank agrees that it will use reasonable efforts in order to avoid or to minimize, as the case may be, the payment by the Borrowers of any additional amount under subsections 2.16(a) or (b); provided, however, that no Bank shall be obligated to incur any expense, cost or other amount in connection with utilizing such reasonable efforts.

                  2.17 Taxes.

                  (i) All payments made by the Borrowers under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (excluding, in the case of the Agent and each Bank, net income taxes and franchise or gross receipts taxes imposed on the Agent or such Bank, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Agent or such Bank (excluding a connection arising solely from the Agent or such Bank having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Notes)) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Agent or any Bank hereunder or under the Notes, the amounts so payable to the Agent or such Bank shall be increased to the extent necessary to yield to the Agent or such Bank (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes. Whenever any Taxes are payable by the Borrowers, as promptly as possible thereafter, the Borrowers shall send to the Agent for its own account or for the account of such Bank, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fail to remit to the Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify (subject to subsections 2.17(c) below) the Agent and the Banks for any incremental taxes, interest or penalties that may become payable by the Agent or any Bank as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                  (ii) Each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrowers and the Agent on or prior to the Closing Date in the case of each initial Bank and on or prior to the effective date of the Assignment and Acceptance pursuant to which it becomes a Bank in the case of each other Bank (i) two duly completed copies of United States Internal Revenue Service Form W-8ECI or W-8BEN or successor applicable form, as the case may be, and
                           (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form. Each such Bank also agrees to deliver to the Borrowers and the Agent two further copies of the said Form W-8ECI or W-BEN and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers, and such extensions or renewals thereof as may reasonably be requested by the Borrowers or the Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank so advises the Borrower and the Agent. Each such Bank shall certify (i) in the case of a Form W-8ECI or W-BEN, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9 or successor applicable form, that it is entitled to an exemption from United States backup withholding tax. If any form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in subsection 2.9(a). In the event that any Bank receives a refund of any Taxes for which it has received payment from the Borrowers under this
                           Section 2.17, such Bank shall promptly pay the amount of such refund to the Borrowers without interest.

                  (iii)    Notwithstanding the foregoing subsections of this
                           Section 2.17, the Borrowers shall not be required to pay any additional amounts to any Bank in respect of United States withholding tax pursuant to such subsections if (i) the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with the requirements of subsection 2.17(b) or (ii) such Bank shall not have furnished the Borrowers with such forms listed in subsection 2.17(b) and shall not have taken such other steps as reasonably may be available to it under applicable tax laws and any applicable tax treaty or convention to obtain an exemption from, or reduction (to the lowest applicable rate) of, such United States withholding tax.

                  2.18 Indemnity.

                  (a) The Borrowers jointly and severally agree to indemnify each Bank and to hold each Bank harmless from any loss or expense, including, without limitation, reasonable attorneys' fees and expenses which such Bank may sustain or incur as a consequence of (i) default by the Borrowers in payment when due of the principal amount of or interest on any LIBOR Loan or Swing Line Loan, (ii) default by the Borrowers in making a borrowing of, conversion into or continuation of LIBOR Loans or Swing Line Loans after the Borrowers have given a notice requesting the same in accordance with the provisions of this Agreement,
(iii) default by the Borrowers in making any prepayment after the Borrowers have given a notice thereof in accordance with the provisions of this Agreement or
(iv) the making of a prepayment (whether voluntary, mandatory, as a result of acceleration or otherwise) of LIBOR Loans or Swing Line Loans on a day which is not the last day of an Interest Period with respect thereto (or, in the case of a Swing Line Loan on the date such Swing Line Loan is due), including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. A certificate as to any amounts that a Bank is entitled to receive under this Section 2.18 submitted by such Bank, through the Agent, to the Company shall be conclusive in the absence of clearly demonstrable error and all such amounts shall be paid by the Borrowers promptly upon demand by such Bank. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                  (b) For the purpose of calculation of all amounts payable to a Bank under this subsection, each Bank shall be deemed to have actually funded its relevant LIBOR Loan or Swing Line Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that LIBOR Loan or Swing Line Loan, as the case may be, and having a maturity comparable to the relevant Interest Period or applicable period for such Swing Line Loan; provided, however, that each Bank may fund each of its LIBOR Loans, and the Swing Line Bank may fund its Swing Line Loans, in any manner it sees fit, and the foregoing assumptions shall be utilized only for the calculation of amounts payable under this subsection. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  2.19 Judgment Currency.

                  (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under a Note in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereby agree, to the fullest extent permitted by Law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the Original Currency with the Other Currency after any premium and costs of exchange on the Business Day preceding that on which final judgment is given.

                  (b) The obligation of the Borrowers in respect of any sum due from the Borrowers to any Bank hereunder shall, notwithstanding any judgment in an Other Currency, whether pursuant to a judgment or otherwise, be discharged only to the extent that, on the Business Day following receipt by any Bank of any sum adjudged to be so due in such Other

Currency, such Bank may in accordance with normal banking procedures purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to such Bank in the Original Currency, the Borrowers jointly and severally agree, as a separate obligation and notwithstanding any such judgment or payment, to indemnify such Bank against such loss.

                  2.20 Borrowers' Representative. Each of the Borrowers hereby appoints the Company as its non-exclusive representative, and grants to the Company an irrevocable power of attorney to act as its attorney-in-fact, with regard to all matters relating to this Agreement and each of the other Loan Documents, including, without limitation, execution and delivery of any Notice of Borrowing, and amendments, supplements, waivers or other modifications hereto or thereto, receipt of any notices hereunder or thereunder and receipt of service of process in connection herewith or therewith and making all elections as to interest rates and interest payment dates. (In such capacity, the Company is herein referred to as the "Borrowers' Representative.") The Agent and the Banks shall be entitled to rely exclusively on the Borrowers' Representative's authority so to act in each instance without inquiry or investigation, and each of the Borrowers hereby agrees to indemnify and hold harmless the Agent and the Banks for any losses, costs, delays, errors, claims, penalties or charges arising from or out of the Borrowers' Representative's actions pursuant to this
Section 2.20 and the Agent's and the Banks' reliance thereon and hereon. Notice from the Borrowers' Representative shall be deemed to be notice from all of the Borrowers and notice to the Borrowers' Representative shall be deemed to be notice to all of the Borrowers. Nothing in this Section 2.20 shall vitiate or be held contrary to the Borrowers' representations and covenants regarding the Loans or the net worth or solvency of the Borrowers made herein or in any of the Loan Documents.

                   SECTION 3. REPRESENTATIONS AND WARRANTIES

                  To induce the Agent and the Banks to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, each of the Borrowers hereby represents and warrants to the Agent and each Bank that:

         3.1 Financial Condition.

                  (a) The consolidated balance sheet of the Company and its consolidated Subsidiaries as at December 30, 2000 and the related consolidated statements of income and of cash flows for the period ended on such date, copies of which have heretofore been furnished to each Bank, present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the period then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved. Neither the Company nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guaranty Obligation, liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is required by GAAP to be but is not reflected in the foregoing statements or in the notes thereto.

                  (b) The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at September 29, 2001 and the related unaudited consolidated statements of income and of cash flows for the nine-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Bank, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved. Neither the Company nor any of its consolidated Subsidiaries had, at the date of the balance sheet referred to above, any material Guaranty Obligation, liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is required by GAAP to be but is not reflected in the foregoing statements or in the notes thereto.

         3.2 No Change. Except as provided on Schedule 3.2, since December 30, 2000, there has been no development or event nor any prospective development or event which has had or could reasonably be expected to have a Material Adverse Effect.

         3.3 Corporate Existence; Compliance with Law. Each of the Borrowers and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified to transact business and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, and (d) is in compliance with all Requirements of Law, in each case, except to the extent that its failure to have such power, authority or legal right, to qualify to do business, or to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         3.4 Corporate Power; Authorization; Enforceable Obligations. Each of the Borrowers has the corporate or other power, authority, and legal right to make, deliver and perform this Agreement, the Applications and each other Loan Document to which it is a party and to borrow hereunder and has taken all necessary corporate or other action to authorize the Extensions of Credit on the terms and conditions of this Agreement and each other Loan Document to which it is a party and to authorize the execution, delivery and performance of this Agreement and each other Loan Document to which it is a party. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person (including stockholders and creditors of the Borrowers) is required in connection with the Extensions of Credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement, the Notes, the Applications or any other Loan Document. This Agreement has been and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of such Borrower. This Agreement constitutes and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of the Borrowers party thereto enforceable against such Borrowers in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         3.5 No Legal Bar. The execution, delivery and performance of this Agreement, the Notes, the Applications and the other Loan Documents by the Borrowers, the Extensions of Credit extended hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of any Borrower and will not result in, or require, the creation or imposition of any Lien on any properties or revenues of any Borrower pursuant to any such Requirement of Law or Contractual Obligation.

         3.6 No Material Litigation. Except as provided on Schedule 3.2, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrowers, threatened against any Borrower or against any of its or their respective properties or revenues (a) with respect to this Agreement, the Notes, the other Loan Documents or any of the transactions contemplated hereby, or (b) as to which there is a reasonable likelihood of an adverse determination and which, if adversely determined, would have a Material Adverse Effect.

         3.7 No Default. Neither the Company nor any other Borrower is in default under or with respect to any of its Contractual Obligations in any respect which would have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         3.8 Taxes. Each of the Borrowers has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves, if any, in conformity with GAAP have been provided on the books of the Borrowers); no tax Lien has been filed against any of the Borrowers, and, to the knowledge of each of the Borrowers, no claim is being asserted, with respect to any such tax, fee or other charges.

         3.9 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or for any purpose which violates the provisions of Regulation U of the Board of Governors of the Federal Reserve System. If requested by any Bank or the Agent, the Borrowers will furnish to the Agent and each Bank a statement to the foregoing effect in conformity with the requirements of FR Form U-l referred to in said Regulation
U. No part of the proceeds of the Loans hereunder will be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

         3.10 ERISA. Each Plan (such representations in respect of any Multiemployer Plan being made to the best knowledge of each Borrower) has complied in all material respects with the applicable provisions of ERISA and the Code. No prohibited transaction (as defined in subsection 7.1(j)) or Reportable Event has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Single Employer Plan. The present value of all accrued benefits under each Single Employer Plan of which any

Borrower or a Commonly Controlled Entity is a sponsor (based on those assumptions used to fund the Plans), as calculated by such Borrower's actuaries, did not, as of January 1, 2001 which is the last annual valuation date prior to the date on which this representation is made, exceed the value of the assets of the Plans allocable to such benefits. Neither any Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan and neither any Borrower nor any Commonly Controlled Entity would become subject under ERISA to any liability if any Borrower or any such Commonly Controlled Entity were to withdraw completely from any Multiemployer Plan as of the valuation date most closely preceding the date this representation is made or deemed made. Such Multiemployer Plans are neither in Reorganization as defined in Section 4241 of ERISA nor Insolvent as defined in
Section 4245 of ERISA. Neither any Borrower nor any Commonly Controlled Entity has any or has received notice of any liability under the Coal Industry Retiree Health Benefit Act of 1992. Neither a Reportable Event nor an "accumulated funding deficiency" within the meaning of Section 412 of the Code or Section 302 of ERISA has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Single Employer Plan or Multiemployer Plan. No termination of a Single Employer Plan has occurred, and no Lien on assets of any of the Borrowers or any Commonly Controlled Entity in favor of the PBGC or a Plan has arisen during such five-year period.

         3.11 Investment Company Act. None of the Borrowers is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         3.12 Public Utility Holding Company Act. No Borrower is subject to regulation as a "holding company", subject to regulation as an "affiliate" of a "holding company", or subject to regulation as a "subsidiary company" of a "holding company", in each case under the Public Utility Holding Company Act of 1935, as amended.

         3.13 Environmental Matters. Except to the extent that all of the following would not reasonably be expected to have a Material Adverse Effect:

                  (a) The Properties do not contain, and have not previously contained, in, on, or under, including, without limitation, the soil and groundwater thereunder, any Materials of Environmental Concern in amounts or concentrations that constitute or constituted a violation of, and reasonably could give rise to liability to the Borrowers under Environmental Laws.

                  (b) The Properties and all operations and facilities at the Properties are in substantial compliance, and have in the last five years been in substantial compliance with all Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by any Borrower thereof which could interfere with the continued operation of any of the Properties or impair the fair saleable value of any thereof. None of the Borrowers has assumed any liability of any Person under Environmental Laws.

                  (c) Neither the Company nor any other Borrower nor any of their Subsidiaries has received or is aware of any claim, notice of violation, alleged violation, non-compliance, investigation or advisory action or potential liability regarding environmental matters or compliance of Environmental Law with regard to the Properties which has not been satisfactorily resolved by the Company or such other Borrower, nor is the Company nor any other Borrower aware or have reason to believe that any such action is being contemplated, considered or threatened.

                  (d) Materials of Environmental Concern have not been generated, treated, stored, transported, disposed of, at, on, from or under any of the Properties by any of the Borrowers, nor have any Materials of Environmental Concern been transferred by any of the Borrowers from the Properties to any other location except in either case in the ordinary course of business of the Borrowers in substantial compliance with all Environmental Laws and such that it would not reasonably be expected to give rise to liability to the Borrowers under any applicable Environmental Law.

                  (e) There are no governmental, administrative actions or judicial proceedings pending or, to the best knowledge of each Borrower after reasonable inquiry, contemplated or threatened under any Environmental Laws to which the Company is or will be named as a party with respect to the Properties, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any of the Properties to the best knowledge of each Borrower after reasonable inquiry.

                  (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operation of the Borrowers in connection with the Properties or otherwise in connection with the business operated by the Borrowers in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability to the Borrowers under any Environmental Law.

                  (g) To the best knowledge of the Borrowers after reasonable inquiry, each of the representations and warranties set forth in paragraphs 3.13(a) through 3.13(f) is true and correct with respect to each Property.

         3.14 No Material Misstatements. No financial statement, exhibit or schedule furnished by or on behalf of any Borrower to the Agent or any Bank in connection with the negotiation of this Agreement, any Note or any other Loan Document contains any misstatement of fact, or omitted or omits to state any fact necessary to make the statements therein not misleading under the circumstances under which they were made or given, where such misstatement or omission would be material to the interests of the Banks with respect to the performance of one or more Borrowers of its or their obligations hereunder or thereunder. Prior to the date hereof, the Borrowers have disclosed to the Banks in writing any and all facts which materially and adversely affect (to the extent the Borrowers can as of the date hereof reasonably foresee), the business, operations or financial condition of the Company and its Subsidiaries taken as a whole, and the ability of the Borrowers to perform their obligations under this Agreement, the Notes and the other Loan Documents.

         3.15 Title to Properties. The Borrowers have good and marketable title to or valid leasehold interest in all material properties, assets and other rights which they purport to own or lease, respectively, or which are reflected as owned or leased on their respective books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases, except for minor defects in title that do not interfere in any material respect with their ability to conduct their businesses as presently conducted. All leases of property are in full force and effect without the necessity for any consent (which has not previously been obtained) upon consummation of the transactions contemplated hereby unless the failure to obtain or maintain such consent would not have a Material Adverse Effect.

         3.16 Intellectual Property. Each of the Borrowers owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted (the "Intellectual Property"), except for those as to which the failure to own or license would not reasonably be expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property, nor does such Borrower know of any valid basis for any such claim. The use of such Intellectual Property by the Borrowers does not infringe the rights of any Person, except for such claims and infringements that, in the aggregate, could not have a Material Adverse Effect.

         3.17 No Burdensome Restrictions; List of Subsidiaries. No Requirement of Law or Contractual Obligation of any of the Borrowers could reasonably be expected to have a Material Adverse Effect. All of the direct or indirect Subsidiaries of the Company are Borrowers under this Agreement.

         3.18 Solvency. Each of the Borrowers is, and after receipt and application of the initial Loans hereunder will be, solvent such that: (a) the fair value of its assets (including without limitation the fair salable value of the goodwill and other intangible property of such Borrower) is greater than the total amount of its liabilities, including without limitation, Guaranty Obligations, (b) the present fair salable value of its assets (including without limitation the fair salable value of the goodwill and other intangible property of such Borrower) is not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured, and (c) it is able to realize upon its assets and pay its debts and other liabilities and commitments (including Guaranty Obligations) as they mature in the normal course of business; provided, that with respect to the obligations outstanding under this Agreement and any payments made with respect thereto, the common law right of and to contribution and subrogation among the Borrowers and any other rights to payment between and among any one or more of the Borrowers shall be taken into account in determining whether each Borrower is solvent. Each Borrower (a) does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, and
(b) is not engaged in a business or transaction, or about to engage in a business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice and industry in which it is engaged; provided, that with respect to the obligations outstanding under this Agreement and any payments made with respect thereto, the common law right of and to contribution and subrogation among the Borrowers and any other rights to payment between and among any one or more of the Borrowers shall be taken into account in determining whether each Borrower is able to pay such debts and liabilities as they mature or whether such Borrower's property would constitute sufficient capital.

         3.19 Insurance. The Borrowers currently maintain insurance which meets or exceeds the requirements of Section 5.5 No notice has been given or claim made and no grounds exist to cancel or avoid any insurance policies or other bonds to which the Borrowers are a party or to reduce the coverage provided thereby or any replacements thereof. Such policies and bonds or any replacements thereof provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of the Borrowers in accordance with prudent business practice in the industry of the Borrowers.

                        SECTION 4. CONDITIONS PRECEDENT

         4.1 Conditions to Closing. This Agreement shall become effective upon, and the agreement of the Banks to make the initial Extension of Credit shall be subject to, the satisfaction of each of the following conditions precedent:

                  (a) Credit Agreement and Notes. The Agent shall have received
(i) this Agreement, (A) executed and delivered by a duly authorized officer of each Borrower, with a counterpart for each Bank, and (B) executed and delivered by a duly authorized officer of each Bank, (ii) for the account of each Bank, a 364 Day Note, (iii) for the account of each Bank, a Revolver Note, and (iv) a Swing Line Note for the account of the Swing Line Bank.

                  (b) Corporate Proceedings; No Default. The Agent shall have received, with a counterpart for each Bank, a certificate of the Secretary or an Assistant Secretary of each Borrower dated as of the Closing Date certifying (A) that attached thereto is a true and complete copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors or other governing body of such Borrower authorizing (i) the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which it is a party, and (ii) the Extensions of Credit contemplated hereunder and that such resolutions attached thereto have not been amended, modified, revoked or rescinded and (B) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of a Borrower and (C) that the representations contained in Section 3 are true and correct, that the Borrowers are in compliance with all covenants contained herein and there exists no Default or Event of Default after giving effect to the initial Extension of Credit hereunder.

                  (c) Corporate Documents. The Agent shall have received, with a counterpart for each Bank, true and complete copies of the articles or certificate of incorporation or other organizational documents certified by the Secretary of State or similar official of the state of organization of each Borrower, and the by-laws of each Borrower, in each case, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Borrower. The documents and certifications of the Secretary or an Assistant Secretary contemplated in this subsection may be included within the certificate contemplated by subsection 4.1(b) above.

                  (d) Fees and Expenses. The Agent shall have received (i) the closing fee and the fees required to be paid on the Closing Date pursuant to this Agreement and the Commitment Letter and (ii) all other fees and expenses due and payable hereunder on or before the Closing Date (if then invoiced), including, without limitation, the reasonable fees and expenses accrued through the Closing Date of Ballard Spahr Andrews & Ingersoll, LLP, counsel to the Agent in connection with the transactions contemplated by the Loan Documents.

                  (e) Legal Opinion. The Agent shall have received the executed legal opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Borrowers covering such matters as the Agent may reasonably require.

                  (f) Insurance. The Agent shall have received Certificates of Insurance with respect to each Borrower's fire, casualty, liability and other insurance covering its respective property and business.

                  (g) Good Standing. The Agent shall have received certificates of good standing, subsistence and/or status dated a recent date from the Secretary of State or appropriate taxing or other authorities in the jurisdiction of incorporation or organization of each Borrower and any other locations requested by the Agent.

         4.2 Conditions to Each Extension of Credit. The agreement of each Bank to make any Extension of Credit requested to be made by it on any date (including, without limitation, its initial Extension of Credit) is subject to the satisfaction of the following conditions precedent:

                  (a) Existing Credit Arrangements. On or before the initial Extension of Credit, the Existing Credit Agreement shall have been terminated and all Indebtedness thereunder shall have been repaid in full, all collateral (if any) pledged to secure such Indebtedness shall be released and executed Uniform Commercial Code termination statements shall either have been filed or be provided to the Agent.

                  (b) Representations and Warranties. Each of the representations and warranties made by each Borrower herein or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of such date as if made on and as of such date.

                  (c) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extensions of Credit requested to be made on such date.

                  (d) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each request by the Borrowers for an Extension of Credit hereunder shall constitute a representation and warranty by the Borrowers as of the date of such Extension of Credit that the conditions contained in this Section 4.2 have been satisfied.

                        SECTION 5. AFFIRMATIVE COVENANTS

                  Each of the Borrowers hereby agrees that, so long as any of the Commitments remain in effect, any Note or Letter of Credit remains outstanding and unpaid, or any other amount is owing to any Bank or the Agent hereunder, such Borrower shall:

                  5.1 Financial Statements. Furnish to each Bank:

                  (a) as soon as available, but in any event not later than 90 days after the close of each fiscal year of the Company, an audited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such fiscal year, and related consolidated statements of income and retained earnings and changes in cash flows of the Company and its consolidated Subsidiaries for such fiscal year, all in reasonable detail, prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved and with the prior year with such changes thereon as shall be approved by the Company's independent certified public accountants, such financial statements to be certified by PricewaterhouseCoopers L.L.P. or other nationally recognized independent certified public accountants selected by the Company and reasonably acceptable to the Agent, without a "going concern" or like qualification or exception arising out of the scope of the audit; such financial statements shall be accompanied by a certificate of a Responsible Officer of the Company stating that the financial statements fairly present the financial condition of the Company and its consolidated Subsidiaries as of the date and for the periods covered thereby; and

                  (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Company, unaudited consolidated financial statements of the Company and its consolidated Subsidiaries, including therein (i) a consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such fiscal quarter, (ii) the related consolidated statements of income and retained earnings of the Company and its consolidated Subsidiaries, and (iii) the related consolidated statement of changes in cash flows of the Company and its consolidated Subsidiaries all for the period from the beginning of such fiscal quarter to the end of such fiscal quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the corresponding figures for the like period of the preceding fiscal year; all in reasonable detail, prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved and with prior periods and accompanied by a certificate of a Responsible Officer of the Company stating that the financial statements fairly present the financial condition of the Company and its consolidated Subsidiaries as of the date and for the periods covered thereby (subject to normal year-end audit adjustments).

                  5.2 Certificates; Other Information. Furnish to each Bank:

                  (a) concurrently with the delivery of the financial statements referred to in subsection 5.1(a), a certificate of the Company's independent certified public accountants reporting on such financial statements stating that in making the examination necessary for certifying such financial statements no knowledge was obtained of any Default or Event of Default, except as specifically indicated;

                  (b) concurrently with the delivery of the financial statements referred to in subsections 5.1(a) and 5.1(b), a certificate of a Responsible Officer of the Company (each a "Compliance Certificate") showing in detail the calculations demonstrating compliance with the financial covenants set forth in
Section 6.1, together with a certificate of a Responsible Officer of the Company stating that, to the best of his or her knowledge, each of the Borrowers during such period has kept, observed, performed and fulfilled each and every covenant and condition contained in this Agreement and in the Notes and the other Loan Documents to which it is a party and that such officer has obtained no knowledge of any Default or Event of Default except as specifically indicated; if the Compliance Certificate shall indicate that such officer has obtained knowledge of a Default or Event of Default, such Compliance Certificate shall state what efforts the Borrowers are making to cure such Default or Event of Default; and

                  (c) promptly, such forecasts and additional financial information as the Agent or any Bank may from time to time reasonably request.

         5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature (including but not limited to all taxes, assessments and governmental charges and levies upon them or upon any of their respective income, profits or property prior to the date on which penalties attach thereto), except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or its Subsidiaries, as the case may be.

         5.4 Maintenance of Existence. Preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law, except to the extent that failure to comply therewith would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         5.5 Maintenance of Insurance; Property.

                  (a) Insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, worker's compensation, public liability and business interruption insurance) and against other risks in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self insurance to the extent customary. The Borrowers shall deliver, at the request of the Agent or any Bank, from time to time a summary schedule indicating all insurance then in force with respect to the Borrowers.

                  (b) Maintain in good repair, working order and condition (ordinary wear and tear and casualty excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and, from time to time, each of the Company and its Subsidiaries will make or cause to be made all appropriate repairs, renewals or replacements thereof.

         5.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and upon reasonable notice permit representatives of any Bank to visit and inspect any of its properties and examine and make abstracts from any of its books and records during normal business hours and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Company and its Subsidiaries with officers and employees of the Company and its Subsidiaries.

         5.7 Notices. Promptly give notice to the Agent and each Bank of:

         (a) the occurrence of any Default or Event of Default;

         (b) any (i) default or event of default under any Contractual Obligation of any Borrower or (ii) litigation, investigation or proceeding which may exist at any time between any Borrower and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, would have a Material Adverse Effect;

         (c) any litigation, investigation or proceeding affecting any Borrower which, if adversely determined, would have a Material Adverse Effect;

         (d) the following events, as soon as possible and in any event within 30 days after any Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, any Lien in favor of PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or any Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan or (iii) an assessment of liability under the Coal Industry Retiree Health Benefit Act of 1992; and

         (e) any other event which has had or would reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrowers and their Subsidiaries propose to take with respect thereto.

         5.8 Environmental Laws.

         (a) Comply with, and require compliance by all tenants and all subtenants, if any, in all material respects with all Environmental Laws and obtain and comply with and maintain, and require that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws, except in each case to the extent that failure to so comply or obtain or maintain such documents could not reasonably be expected to have a Material Adverse Effect;

         (b) Comply in all material respects with all lawful and binding orders and directives of all Governmental Authorities respecting Environmental Laws; and

         (c) Defend, indemnify and hold harmless the Agent and the Banks, and their respective employees, agents, officers, directors, successors and assigns from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to any violation of or noncompliance with or liability under any Environmental Laws, or any orders, requirements or demands of Governmental Authorities related thereto which in each case relate to or arise in connection with any Borrower, any Property or any activities relating to any other property or business of a Borrower or the enforcement of any rights provided herein or in the other Loan Documents, including, without limitation, attorneys' and consultants' fees, response costs, investigation and laboratory fees, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of any of the foregoing enumerated parties. This indemnity shall continue in full force and effect regardless of the termination of this Agreement and the payment of the Notes.

         5.9 Notice and Joinder of New Subsidiaries. Notify the Agent as soon as practicable of its ownership of any Subsidiary that is not a Borrower and cause such Subsidiary to execute and deliver to the Agent a Joinder and Assumption Agreement pursuant to which it shall, among other things, become a Borrower hereunder.

         5.10 Use of Proceeds. Use the proceeds of the Loans (i) for working capital and general corporate purposes in the ordinary course of business including to pay all or a portion of the purchase price for Permitted Acquisitions and (ii) to repay Indebtedness under the Existing Credit Agreement.

                         SECTION 6. NEGATIVE COVENANTS

                  Each of the Borrowers hereby agrees that, so long as any Commitments remain in effect, any Note or Letter of Credit remains outstanding and unpaid, or any other amount is owing to any Bank or Agent hereunder, such Borrower shall not, directly or indirectly:

         6.1 Financial Condition Covenants.

         (a) Minimum Tangible Net Worth. Permit the Tangible Net Worth of the Company and its consolidated Subsidiaries at any time to be less than (i) $44,973,671, plus (ii) fifty percent (50%) of net income (or, in the case of a deficit, zero percent (0%)) for the Company and its consolidated Subsidiaries on a cumulative basis in respect of each fiscal year commencing with the Borrowers' fiscal year ending December 29, 2001, with each increase to be effective as of the last day of each such fiscal year.

         (b) Fixed Charge Coverage Ratio. As of the last day of any fiscal quarter of the Company commencing with the fiscal quarter ending December 31, 2001, permit the Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters ending on such date to be less than 1.50 to 1.0.

         (c) Debt to Capitalization Ratio. As of the last day of any fiscal quarter of the Company commencing with the fiscal quarter ending December 31, 2001, permit the Debt to Capitalization Ratio to exceed 0.50 to 1.0.

         6.2 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for Permitted Liens.

         6.3 Limitations on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except that:

         (a) any Subsidiary of the Company may be merged or consolidated with or into the Company (provided that the Company shall be the continuing or surviving corporation) or with or into any Borrower (provided that such Borrower shall be the continuing or surviving corporation or such surviving or continuing corporation becomes a Borrower hereunder pursuant to Section 5.9); and

         (b) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to a Borrower;

provided, that immediately after any such transaction referred to in paragraphs
(a) and (b) above and after giving effect thereto, each of the Borrowers is in compliance with this Agreement and no Default or Event of Default shall have occurred and be continuing or result from such transaction.

         6.4 Limitation on Indebtedness. Create, incur, assume or suffer to exist, directly or indirectly any Indebtedness except the following ("Permitted Indebtedness"): (a) the obligations of the Borrowers to the Banks hereunder; (b) Indebtedness secured by Permitted Liens to the extent that any such Indebtedness secured by (i) Purchase Money Security Interests does not exceed $5,000,000 in the aggregate, and (ii) Liens created pursuant to Capital Leases (other than Liens existing or created pursuant to the Capital Lease for the Hunting Park Avenue manufacturing facility located at 2801 Hunting Park Avenue, Philadelphia,
PA) does not exceed $5,000,000 in the aggregate; (c) Indebtedness existing on the date hereof and shown on Schedule 6.4; (d) current trade accounts payable incurred in the ordinary course of business; (e) intercompany indebtedness to the extent permitted by Section 6.6; and (f) Indebtedness of Tasty Baking Oxford, Inc. in an aggregate amount not to exceed $12,000,000 and secured by a first mortgage lien on its real estate and fixed assets and by such other Liens as are permitted by Section 6.9 and any guaranty by the other Borrowers of such Indebtedness.

         6.5 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests and Capital Stock or equity interests in any Subsidiary that is or is required to be a Borrower hereunder), whether now owned or hereafter acquired, except:

         (a) any sale, transfer or lease of assets which are no longer necessary or required in the conduct of the Borrowers' business;

         (b) transactions involving the sale or lease of inventory in the ordinary course of business;

         (c) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection in the ordinary course of business of such accounts receivable; and

         (d) as permitted by Section 6.3.

         6.6 Transactions with Affiliates. Except as expressly permitted in this Agreement, directly or indirectly enter into any transaction or arrangement whatsoever (including without limitations any purchase, sale, lease or exchange of property or the rendering of any service) or make any payment to or otherwise deal with any Affiliate, except, as to all of the foregoing (i) in the ordinary course of and pursuant to the reasonable requirements of such Borrower's business and upon fair and reasonable terms no less favorable to such Borrower than would be obtained in a comparable arm's length transaction with a Person not an Affiliate and (ii) intercompany loans among the Borrowers in the ordinary course of and pursuant to the reasonable requirements of such Borrowers' business.

         6.7 Sale and Leaseback. Enter into any arrangement with any Person providing for the leasing by such Borrower of real or personal property which has been or is to be sold or transferred by such Borrower to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations thereof.

         6.8 Limitation on Acquisitions, Investments, Loans and Advances. Purchase, hold or acquire beneficially any stock, other securities or evidences of indebtedness of, or all or a substantial amount of the assets of, make or permit to exist any loans or advances to, or make or permit to exist any investment or acquire any interest whatsoever in, any other Person, except:

         (a) extensions of trade credit to customers in the ordinary course of business;

         (b) Permitted Investments;

         (c) Capital Stock of any Borrower;

         (d) loans and advances to or other investments in any Borrower;

         (e) loans and advances to employees of the Borrowers and their Subsidiaries for travel and entertainment expenses in the ordinary course of business; and

         (f) Permitted Acquisitions.

         6.9 No Negative Pledge. Enter into any agreement after the date hereof with any Person other than the Agent on behalf of the Banks pursuant to which any Borrower covenants or agrees to a prohibition upon creating, incurring, or suffering any Lien upon any of its properties, assets or revenues, whether now owned or hereafter acquired, except (i) in connection with a Capital Lease or Purchase Money Security Interest, in which case such agreement shall be permitted but only with respect to the specific asset or assets subject to such Capital Lease or Purchase Money Security Interest or (ii) for an agreement from Tasty Baking Oxford, Inc., with any Person whereby Tasty Baking Oxford, Inc. covenants or agrees to a prohibition upon creating, incurring or suffering any Lien upon its fixed assets , whether now owned or hereafter acquired.

         6.10 Fiscal Year. Permit the fiscal year of a Borrower to end on a day other than the last Saturday of December.

         6.11 Limitation on Conduct of Business. Discontinue any substantial part of their existing businesses or enter into any business except for businesses in which the Borrowers are engaged on the date of this Agreement and businesses related to the manufacture or distribution of food products.

                          SECTION 7. EVENTS OF DEFAULT

         7.1 Events of Default. If any of the following events shall occur and be continuing:

         (a) A Borrower (i) shall fail to pay when due any principal on any Note or any Reimbursement Obligation when due, or (ii) shall fail to pay any other amount payable hereunder or thereunder (including without limitation any interest or fees) within three (3) Business Days after the date due in accordance with the terms thereof or hereof; or

         (b) Any representation or warranty made or deemed made by a Borrower herein or in any other Loan Document or which is contained in any certificate or financial statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect or misleading in any material respect on or as of the date made or deemed made; or

         (c) A Borrower shall default in the observance or performance of any agreement contained in Section 5.9 and Section 6 of this Agreement; or

         (d) A Borrower shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in subsections (a) through (c) above) or any other Loan Document, and such default shall continue unremedied (if it is capable of being remedied in such period) for a period of thirty (30) days after notice thereof; or

         (e) A Borrower shall (i) default in the payment of any principal of or interest on or any other amount payable on any Indebtedness (other than the Notes) or in the payment of any Guaranty Obligation, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guaranty Obligation was created and the aggregate amount of such Indebtedness and/or Guaranty Obligations in respect of which such default or defaults shall have occurred is at least $2,000,000; or
(ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guaranty Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guaranty Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due and payable prior to its stated maturity or such Guaranty Obligation to become payable, in each case, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guaranty Obligation was created and the aggregate amount of such Indebtedness and/or Guaranty Obligations in respect of which such default or defaults shall have occurred is at least $2,000,000; or

         (f) (i) A Borrower shall commence any case, proceeding or other action
(A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or a Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against a Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against a Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, satisfied, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) a Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) a Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they generally become due; or

         (g) One or more judgments or decrees shall be entered against a Borrower involving in the aggregate a liability of $5,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, settled, satisfied or paid, or stayed or bonded pending appeal, within 30 days from the entry thereof; or

         (h) Any Change of Control shall occur; or

         (i) Without limiting the covenants and representations made herein relating to environmental matters, any Borrower shall fail to (i) comply in all material respects with all Environmental Laws or obtain and comply with and maintain any and all licenses, approvals, registrations or permits required by Environmental Laws except to the extent that failure to so comply or obtain or maintain such documents would not reasonably be expected to have a Material Adverse Effect; or (ii) comply in all material respects with all lawful and binding orders and directives of all Governmental Authorities respecting Environmental Laws except, in each case, (x) if and to the extent such Borrower is contesting the application of any such Environmental Laws in good faith in appropriate proceedings for which adequate reserves have been established on its books or
(y) if such Borrower is in the process of curing any such non-compliance as permitted by the provisions of such Environmental Laws or Governmental Authorities enforcing such Environmental Laws; or

         (j) Without limiting the covenants and representations made herein relating ERISA matters (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Company or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Banks, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Banks is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist in regard to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

         (k) the Company shall cease to own, directly or indirectly, one hundred percent (100%) of the legal and beneficial ownership of each other Borrower except pursuant to a transaction permitted under Section 6.3 or Section 6.5;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to a Borrower, automatically the Commitments (including without limitation the obligations of the Issuing Bank to issue Letters of Credit and the Banks to participate therein) shall immediately terminate, and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, the Notes and the other Loan Documents shall automatically and immediately become due and payable (including, without limitation, all Letter of Credit Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder), and (B) if such event is any other Event of Default, with the consent of the Required Banks, the Agent may, or upon the written request of the Required Banks, the Agent shall, (i) by notice to the Company declare the Commitments to be terminated forthwith, whereupon the Commitments and the obligations of the Banks to make Loans, and the obligation of the Issuing Bank to issue Letters of Credit and of the Swing Line Bank to make Swing Line Loans and the Banks to participate in any Letters of Credit or Swing Line Loans thereafter issued shall immediately terminate;
(ii) by notice of default to the Company, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, the Notes and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable (including, without limitation, all Letter of Credit Obligations, whether or not the beneficiaries of


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



the then outstanding Letters of Credit shall have presented the documents required thereunder); and/or (iii) by notice to the Company require the Borrowers to, and the Borrowers shall thereupon, deposit in a non-interest bearing account with the Agent, as cash collateral for their obligations under this Agreement, the Notes and the Applications, an amount equal to the Letter of Credit Coverage Requirement, and the Borrowers hereby pledge to the Agent and the Banks, and grant to the Agent and the Banks a security interest in, all such cash as security for such obligations. Amounts held in such cash collateral account shall be applied by the Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrowers hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrowers hereunder and under the Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Company. The Borrowers shall execute and deliver to the Agent, for the account of the Issuing Bank and the Letter of Credit Participants, such further documents and instruments as the Agent may request to evidence the creation and perfection of the within security interest in such cash collateral account. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                              SECTION 8. THE AGENT

                  8.1 Appointment. Each Bank hereby irrevocably designates and appoints PNC Bank, National Association as the Agent of such Bank under this Agreement and the other Loan Documents, and each such Bank irrevocably authorizes PNC Bank, National Association, as the Agent for such Bank, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement and the other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement and the other Loan Documents or otherwise exist against the Agent. PNC Bank, National Association agrees to act as the Agent on behalf of the Banks to the extent provided in this Agreement and the other Loan Documents.

                  8.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to engage and pay for the advice and services of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible to the Banks for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

                  8.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence


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



or willful misconduct) or (b) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by a Borrower or any officer thereof contained in this Agreement, the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Notes or the other Loan Documents or for any failure of the Borrowers (or any of them) to perform their obligations hereunder or thereunder. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Loan Documents, or to inspect the properties, books or records of the Borrowers (or any of them).

         8.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, facsimile, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to one or more of the Borrowers), independent accountants and other experts selected by such Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or the other Loan Documents unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Notes or the other Loan Documents in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Notes.

         8.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Bank or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided, that unless and until the Agent shall have received such directions, it may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

         8.6 Non-Reliance on Agent and Other Banks. Each Bank expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrowers, shall be deemed to constitute any representation or warranty by the Agent to any


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


Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and made its own decision to make its Loans hereunder and enter into this Agreement and each other Loan Document to which it is a party. Each Bank also represents that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrowers which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         8.7 Indemnification. The Banks agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation, if any, of the Borrowers to do so), ratably according to their respective Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided, that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this Section 8.7 shall survive the payment of the Notes and all other amounts payable hereunder.

         8.8 Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers (or any of them) as though the Agent were not the Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued or participated in by it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" shall include the Agent in its individual capacity.

         8.9 Successor Agent. The Agent may resign as Agent upon 30 days' notice to the Banks and the Borrowers. If the Agent shall resign as Agent under this Agreement, then the Required Banks shall appoint from among the Banks a successor agent for the Banks, which appointment shall be subject to the approval of the Borrowers (which approval shall not be unreasonably withheld and shall not be required if there shall then exist a Default or Event of Default) and such successor agent. If no successor agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 60 days after the retiring Agent's giving of notice of resignation then the retiring Agent may, on behalf of the Banks,


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


appoint an interim successor agent. Any interim successor agent appointed under the preceding sentence may be replaced at any time by a successor agent designated by the Required Banks and subject to the approval of the Borrowers (which approval shall not be unreasonably withheld and shall not be required if there shall then exist a Default or Event of Default). Any such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Agent's resignation as Agent, the provisions of this Section 8.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         8.10 Beneficiaries. Except as expressly provided herein, the provisions of this Section 8 are solely for the benefit of the Agent and the Banks, and the Borrowers shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrowers.

                            SECTION 9. MISCELLANEOUS

         9.1 Amendments and Waivers. Neither this Agreement, any Note, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section. With the written consent of the Required Banks, the Agent and the Borrowers may, from time to time, enter into written amendments (including letter amendments), supplements or modifications hereto and to the Notes and the other Loan Documents for the purpose of adding any provisions to this Agreement, the Notes or any other Loan Document or changing in any manner the rights of the Banks or of the Borrowers hereunder or thereunder or waiving, on such terms and conditions as the Agent may specify in such instrument, any of the requirements of this Agreement, the Notes or any other Loan Document or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall directly or indirectly (a) reduce the amount or extend the maturity of any Note or any installment thereof, or reduce the rate of interest or extend the time of payment of interest thereon, or reduce any fee payable to any Bank hereunder or extend the period for payment thereof, or change the duration or the amount of any Bank's Commitment Percentage in each case without the consent of the Bank affected thereby or (b) or amend, modify or waive any provision of this Section or reduce the percentage specified in the definition of Required Banks, or consent to the assignment or transfer by the Borrowers of any of their rights and obligations under this Agreement, the Notes and the other Loan Documents, in each case without the written consent of all the Banks, or (c) amend, modify or waive any provision of Section 2.3 or any other provision affecting Swing Line Loans without the written consent of the then Swing Line Bank, or (d) amend, modify or waive any provision of Section 2.8 or any other provisions affecting Letters of Credit without the written consent of the Issuing Bank, or (e) amend, modify or waive any provision of Section 8 without the written consent of the then Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Banks and shall be binding upon the Borrowers, the Banks, the Agent and all future holders of the Notes. In the case of any


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


waiver, the Borrowers, the Banks and the Agent shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         9.2 Notices; Lending Offices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including electronic transmission, facsimile transmission or posting on a secured Web site), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of facsimile transmission notice, when sent during normal business hours with electronic confirmation or otherwise when received, or in the case of electronic transmission, when received and in the case of posting on a secured Web site, upon receipt of (i) notice of such posting and (ii) rights to access such Web site, addressed as follows in the case of the Borrowers, and the Agent, the Swing Line Bank or the Issuing Bank, and as set forth in Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

   If to the Borrowers, to the
   Borrowers' Representative:           Tasty Baking Company
                                        2801 Hunting Park Avenue
                                        Philadelphia, PA 19129
                                        Attention:  Daniel J. Decina,
                                        Vice President, Finance
                                        Facsimile:  (215) 225-2511

   with copies to:                      Tastykake Investment Company
                                        Suite 200
                                        103 Foulk Road
                                        Wilmington, DE  19803
                                        Attention:   Andrew T. Panaccione
                                        Facsimile:   (302) 652-8667
                                                and
                                        Tasty Baking Company
                                        2801 Hunting Park Avenue
                                        Philadelphia, PA  19129
                                        Attention: Ronald O. Whitford, Jr., Esq.
                                        Facsimile:  (215) 225-2511

   The Agent, the Swing Line Bank or
   the Issuing Bank:                    PNC Bank, National Association
                                        1000 Westlakes Drive, Suite 200
                                        Berwyn, PA  19312
                                        Attention:  Forrest B. Patterson, Jr.
                                        Facsimile:  (610) 725-5799



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


   with a copy to:                      PNC Bank, National Association
                                        Agency Services
                                        One PNC Plaza , 22nd Floor
                                        249 Fifth Avenue
                                        Pittsburgh, PA  15222
                                        Attention:  Lisa Pierce
                                        Facsimile:  (412) 762-8672

provided that (a) any notice, request or demand to or upon the Agent, the Issuing Bank or the Banks pursuant to Sections 2.2, 2.3, 2.4, 2.8, 2.14 and 2.15 or to or upon the Swing Line Bank, shall not be effective until received and (b) any notice of a Default or Event of Default hereunder shall be sent by facsimile or nationally recognized overnight courier. Schedule I lists the Lending Offices of each Bank. Each Bank may change its Lending Office by written notice to the other parties hereto.

         9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         9.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Notes and the other Loan Documents.

         9.5 Payment of Expenses and Taxes. Each of the Borrowers jointly and severally agrees (a) to pay or reimburse the Agent and each of the Banks for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and the syndication of, this Agreement, the Notes, the other Loan Documents and any other documents executed and delivered in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse the Agent and each of the Banks for all its out-of-pocket costs and expenses incurred in connection with any amendment, supplement or modification to this Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith, and the administration of the Facilities, including without limitation, the reasonable fees and disbursements of counsel, (c) pay or reimburse the Bank and each Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, reasonable fees and disbursements of counsel to the Agent and to the several Banks, (d) to pay, indemnify, and hold each Bank and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the other Loan Documents and any such other documents, and (e) to pay, indemnify, and hold each Bank and the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, in tort or on any other ground), judgments, suits, costs, expenses including, without limitation, reasonable attorneys' fees or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of or in any other way arising out of or relating to, this Agreement, the Notes, the other Loan Documents or any such other documents contemplated by or referred to herein or therein or any action taken by any Bank or the Agent with respect to the foregoing including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Laws applicable to the operations of the Borrowers or their Subsidiaries (all the foregoing, collectively, the "indemnified liabilities"), provided, that the Borrowers shall have no obligation hereunder to the Agent or any Bank with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such person. The agreements in this Section shall survive repayment of the Notes and all other amounts payable hereunder.

         9.6 Successors and Assigns.

         (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of a Borrower, the Agent or the Banks that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. The Borrowers may not assign or transfer any of their rights or obligations under this Agreement or the other Loan Documents without the prior written consent of each Bank.

         (b) Each Bank may, in accordance with applicable law, sell to any Bank or Affiliate thereof and, with the consent of the Company (which consent will not be required if an Event of Default has occurred or is continuing) and the Agent (which consents shall not be unreasonably withheld), to one or more banks or other financial institutions (each, a "Purchasing Bank") all or any part of its interests, rights and obligations under this Agreement, the Notes and the other Loan Documents (including all or a portion of its 364 Day Commitment, Revolver Commitment and Swing Line Commitment and the Loans at the time owing to it and the Notes held by it); provided, however, that (i) so long as the Commitments are in effect, such assignment shall be in an amount not less than the lesser of all such Bank's interests, rights and obligations under this Agreement or $5,000,000 (or such lesser amount as the Company and the Agent shall agree in their reasonable discretion), (ii) the parties to each such assignment shall execute and deliver to the Agent and the Company for its acceptance an Assignment and Acceptance, together with the Notes subject to such assignment and a processing and recordation fee of $3,000, (iii) unless otherwise agreed by the Agent and the Company in their reasonable discretion and provided no Event of Default has occurred and is continuing such assignment shall be of all or the same pro rata portion of all of such assigning Bank's 364 Day Commitment and Revolver Commitment hereunder and (iv) the Swing Line Commitment and all outstanding Swing Line Loans may only be assigned in their entirety to a Bank then having a 364 Day Commitment. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.6, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) such Purchasing Bank shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Bank under this Agreement and (B) the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement and the other Loan Documents, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.16, 2.17, 2.18, 5.8(c) and 9.5 (to the extent that such Bank's entitlement to such benefits arose out of such Bank's position as a Bank prior to the applicable assignment). Such Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting amounts and percentages held by the Banks arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such assigning Bank under this Agreement, the Notes and the other Loan Documents. Notwithstanding any provision of this Section 9.6, the consent of the Company shall not be required for any assignment which occurs at any time when an Event of Default shall have occurred and be continuing.

         (c) By executing and delivering an Assignment and Acceptance, the assigning Bank thereunder and the Purchasing Bank thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Bank warrants that it is the legal and beneficial owner of the interest being assigned thereby, free and clear of any adverse claim and that its 364 Day Commitment, Revolver Commitment and Swing Line Commitment, and the outstanding balances of its Loans, without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of the Borrowers or the performance or observance by the Borrowers of any of its or their obligations under this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such Purchasing Bank represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such Purchasing Bank confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such Purchasing Bank will independently and without reliance upon the Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (vi) such Purchasing Bank appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such Purchasing Bank agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a


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Bank including, if it is organized under the laws of a jurisdiction outside the
United States, its obligation pursuant to Section 2.17 to deliver the forms prescribed by the Internal Revenue Service of the United States certifying as to the Purchasing Bank's exemption from United States withholding taxes with respect to all payments to be made to the Purchasing Bank under this Agreement.

         (d) The Agent shall maintain at one of its offices in Pennsylvania a copy of each Assignment and Acceptance and the names and addresses of the Banks, and the 364 Day Commitments, Revolver Commitments and Swing Line Commitments of, and principal amount of the Loans owing to, each Bank pursuant to the terms hereof from time to time. Such information maintained by the Agent shall be conclusive in the absence of manifest error and the Borrowers, the Agent and the Banks may treat each Person whose name is recorded pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement.

         (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Bank and a Purchasing Bank (and in the case of a Purchasing Bank that is not then a Bank or an Affiliate thereof, by the Company and the Agent) together with the Note or Notes subject to such assignment and the processing and recordation fee referred to in paragraph (b) above, the Agent shall promptly (i) accept such Assignment and Acceptance, (ii) record the information contained therein and (iii) give notice thereof to the Banks. Within five Business Days after receipt of notice, the Borrowers shall execute and deliver to the Agent, in exchange for the surrender of the original Note(s) (A) with respect to the assignment of Loans of any Bank, a new Note to the order of such Purchasing Bank in an amount equal to the amount of each applicable commitment assumed and (B) if the assigning Bank has retained a 364 Day Commitment and/or Revolver Commitment, a new Note or Notes to the order of such assignor in the amount equal to each applicable 364 Day Commitment and Revolver Commitment retained by it. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note(s); such new Notes shall be dated the date of the surrendered Notes which they replace and shall otherwise be in substantially the form of Exhibit A-1, or, in the case of the Swing Line Bank only, Exhibit A-2 hereto, as applicable. Canceled Notes shall be returned to the Company.

         (f) Each Bank may without the consent of the Company or the Agent sell participations to one or more banks or other entities (each a "Participant") in any Loan owing to such Bank, any Note held by such Bank, any 364 Day Commitment, Revolver Commitment and Swing Line Commitment of such Bank or any other interest of such Bank hereunder and under the other Loan Documents, provided, however, that (i) such Bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Bank shall remain the holder of any such Note for all purposes under this Agreement and the other Loan Documents, (iv) the Borrowers, the Banks and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, (v) in any proceeding under the Bankruptcy Code such Bank shall be, to the extent permitted by law, the sole representative with respect to the obligations held in the name of such Bank, whether for its own account or for the account of any Participant and , (vi) such Bank shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of this Agreement or


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


the Note or Notes held by such Bank or any other Loan Document, other than any such amendment, modification or waiver with respect to any Loan or 364 Day Commitment or Revolver Commitment or Swing Line Commitment in which such Participant has an interest that changes the principal amount of any Loans or 364 Day Commitment or Revolver Commitment or Swing Line Commitment, forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan or Commitment, postpones any date fixed for any regularly scheduled payment of principal of, or interest or fees on, any such Loan or releases any guarantor of such Loan.

         (g) If amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or any Note, provided that in purchasing such participation such Participant shall be deemed to have agreed to share with the Banks the proceeds thereof as provided in Section 9.8. The Borrowers also agree that each Participant shall be entitled to the benefits of Sections 2.13, 2.16, 2.17, 2.18, 5.8(c) and 9.5 with respect to its participation in the 364 Day Commitments, Revolver Commitments and Swing Line Commitments and the Loans outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the assigning Bank would have been entitled to receive in respect of the amount of the participation transferred by such assigning Bank to such Participant had no such transfer occurred.

         (h) If any Participant of a Bank is organized under the laws of any jurisdiction other than the United States or any state thereof, the assigning Bank, concurrently with the sale of a participating interest to such Participant, shall cause such Participant (i) to represent to the assigning Bank (for the benefit of the assigning Bank, the other Banks, the Agent and the Borrowers) that under applicable law and treaties no taxes will be required to be withheld by the Agent, the Borrowers or the assigning Bank with respect to any payments to be made to such Participant in respect of its participation in the Loans and (ii) to agree (for the benefit of the assigning Bank, the other Banks, the Agent and the Borrowers) that it will deliver the tax forms and other documents required to be delivered pursuant to subsection 2.17 and comply from time to time with all applicable U.S. laws and regulations with respect to withholding tax exemptions.

         (i) Any Bank may at any time assign all or any portion of its rights under this Agreement and the Notes issued to it to a Federal Reserve Bank; provided that no such assignment shall release a Bank from any of its obligations hereunder.

         9.7 Disclosure of Information. Unless otherwise consented to by the Company in writing, each of the Banks and the Agent agrees to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrowers pursuant to this Agreement; provided that nothing herein shall limit the disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to counsel for any Bank or the Agent, (c) to bank examiners, auditors or accountants, (d) to the Agent or any other Bank, (e) in connection with




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

any litigation to which any one or more of the Banks or the Agent is a party and
(f) to any Participant or Purchasing Bank (or prospective Participant or Purchasing Bank) so long as such Participant or Purchasing Bank (or prospective Participant or Purchasing Bank) agrees to comply with the requirements of this section. If the Agent or any of the Banks believes it is obligated to disclose with respect to the Borrowers any non-public information and is not precluded by law or judicial order from doing so, it shall give notice thereof to the Borrowers as far in advance of the anticipated disclosure as is reasonably practicable under the circumstances in order to allow the Borrowers the opportunity to seek an appropriate protective order, should they so desire.

         9.8 Adjustments; Set-off.

         (a) If any Bank (a "benefited Bank") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 7.1(f), or otherwise), in a greater proportion than its Commitment Percentage of any such payment to or collateral received by any other Bank, if any, in respect of such other Bank's Loans or the Reimbursement Obligations owing to it, or interest thereon, such benefited Bank shall purchase for cash from the other Banks such portion of each such other Bank's Loans owing to it, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Bank to share the excess payment or benefits of such collateral or proceeds ratably with each of the Banks; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest unless the benefited Bank is required to pay interest thereon, in which case each Bank returning funds to the benefited Bank shall pay its pro rata share of such interest. Each of the Borrowers, jointly and severally agrees that each Bank so purchasing a portion of another Bank's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Bank were the direct holder of such portion.

         (b) In addition to any rights and remedies of the Banks provided by law, upon the occurrence and during the continuance of an Event of Default, each Bank shall have the right, without prior notice to the Borrowers (or any of them), any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrowers hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Bank to or for the credit or the account of one or more Borrowers. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         9.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts


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taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company, on behalf of the Borrowers, and each of the Banks.

         9.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         9.11 Integration. This Agreement and the other Loan Documents represent the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Bank relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         9.12 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         9.13 Submission To Jurisdiction; Waivers. Each of the Borrowers hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or the Notes, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the Commonwealth of Pennsylvania, the courts of the United States of America for the Eastern District of Pennsylvania, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at its address set forth in Section 9.2 or at such other address of which the Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.



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         9.14 Acknowledgments. Each of Borrowers hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Notes and the other Loan Documents;

         (b) neither the Agent nor any Bank has any fiduciary relationship to the Borrowers (or any of them) and the relationship hereunder between the Agent and Banks, on the one hand, and the Borrowers, on the other hand, is solely that of debtor and creditor; and

         (c) no joint venture exists among the Banks or among the Borrowers (or any of them) and the Banks.

         9.15 No Right of Contribution. On and after the occurrence of an Event of Default hereunder, no Borrower shall seek or be entitled to any reimbursement from any other Borrower, or be subrogated to any rights of the Banks against the Borrowers, in respect of any payments made pursuant to the Loan Documents, until all amounts owing to the Banks hereunder and under the Notes are paid in full.

         9.16 WAIVERS OF JURY TRIAL. EACH OF THE BORROWERS, THE AGENT AND THE BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY MANDATORY COUNTERCLAIM THEREIN.



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


                  IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.



                                            TASTY BAKING COMPANY


                                            By:
                                               ---------------------------------
                                                     Daniel J. Decina
                                                     Vice President, Finance


                                            TASTYKAKE INVESTMENT COMPANY


                                            By:
                                               ---------------------------------
                                                     Andrew T. Panaccione
                                                     Vice President


                                            TBC FINANCIAL SERVICES, INC.


                                            By:
                                               ---------------------------------
                                                     Daniel J. Decina
                                                     Treasurer


                                            TASTY BAKING OXFORD, INC.


                                            By:
                                               ---------------------------------
                                                     Daniel J. Decina
                                                     Treasurer


                                            PNC BANK, NATIONAL ASSOCIATION,
                                            as a Bank, as Swing Line Bank,
                                            as Issuing Bank and as Agent


                                            By:
                                               ---------------------------------
                                                     Forrest B. Patterson, Jr.
                                                     Vice President



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



                                            CITIZENS BANK OF PENNSYLVANIA,
                                            as a Bank


                                            By:
                                               ---------------------------------
                                                     Warren C. Engle
                                                     Vice President








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